FRANKLIN
CUSTODIAN
FUNDS, INC.
Annual Report
September 30, 1996




CONTENTS

PRESIDENT'S LETTER                                                         1

FRANKLIN GROWTH FUND                                                       2
seeks capital appreciation by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation.

FRANKLIN DYNATECH FUND                                                     9
seeks capital appreciation from a portfolio of companies emphasizing technological development in fast-growing industries or in situations management considers undervalued.

FRANKLIN UTILITIES FUND                                                    14
seeks both capital appreciation and current income from a portfolio of public utility securities.

FRANKLIN INCOME FUND                                                       21
seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.

FRANKLIN U.S. GOVERNMENT
SECURITIES FUND                                                            28
seeks high current income from a portfolio of U.S. government securities.

STATEMENT  OF INVESTMENTS                                                  33

FINANCIAL STATEMENTS                                                       51

REPORT OF INDEPENDENT
AUDITORS                                                                   64






(PICTURE OMITTED)
Charles B. Johnson
President



                                November 15, 1996



Dear Shareholder:

It is a pleasure to bring you the 48th Franklin Custodian Funds, Inc. annual report, which covers the fiscal year ended September 30, 1996.

On September 30, 1995, the Standard & Poor's 500 Stock Index stood at 584.41. By the end of this fiscal year, it had risen 17.61% to 687.31. During the same time, the Dow Jones Industrial Average(R) (the Dow) advanced 22.82%, from 4789.08 to 5882.17, and long-term bond prices, as measured by 30-year U.S. Treasuries, fell 6.88%, from 123.03 to 114.57.*

*Sources: Standard & Poor's(R); Merrill Lynch Long-Term Bond Index. Dow Jones Industrial Average total return calculated by Wilshire Associates, Inc. Indices are unmanaged and include reinvested dividends or interest.

The 12 months covered by this report were a reminder of how volatile financial markets can be. On March 8, 1996, a stronger-than-expected employment report caused the Dow to tumble 171.24 points in just one day. Recovering quickly, it advanced to a new high of 5778.00 on May 22nd, slid to 5346.55 by July, and rebounded to a closing price of 5882.17 on September 30, 1996.

While such volatility can be unsettling, it is important to remember that financial markets always have been -- and always will be -- subject to fluctuation. No one can predict the future performance of securities markets, but history has shown that over the long term, stocks and bonds have delivered impressive results when left to compound. For this reason, we urge you to exercise patience, review your investment program with your investment representative, and focus not on short-term market movements, but on long-term investment goals.

One way to help minimize the impact of market fluctuations is to diversify your investments. The five funds included in this report offer individual investors a level of diversification that would be almost impossible for them to achieve on their own. Although each fund has a distinct investment objective, all of our managers are dedicated to providing shareholders with careful selection, broad diversification and constant professional supervision. For specific information about each fund, including the effects of market conditions and management strategies upon its performance, please refer to the pages listed in the table of contents.

As always, we appreciate your support, welcome your questions and look forward to serving you in years to come.

Sincerely,



[GRAPHIC OMITTED]
Charles B. Johnson
President
Franklin Custodian Funds, Inc.


FRANKLIN GROWTH FUND

During the fiscal year, the U.S. stock market benefited from a combination of positive events. Moderate economic growth, relatively stable interest rates, low inflation, and stronger-than-expected corporate earnings helped buoy equity prices significantly. In fact, almost every major domestic stock index reached record levels during this time, further encouraging new investments and pushing share prices even higher. Within this environment, the Franklin Growth Fund performed well. As you can see in the Performance Summary on page 5, the fund's Class I shares delivered an impressive one-year total return of +19.70%.

The fund's holdings did not change dramatically over the course of the reporting period, a reflection of our "buy and hold" investment strategy. As you know, we purchase stocks in what we believe to be quality companies at bargain prices and hold onto good companies for the long term. Our aim is not to achieve wealth overnight, but rather to provide investors with the potential for solid growth over time. This strategy usually results in relatively low portfolio turnover, and helps to keep the fund's expenses low and increase after-tax total return to shareholders.

On September 30, 1996, the fund owned stocks of 90 companies in a diverse group of industries, including transportation, health care, energy and energy services, aerospace, communications, and entertainment. Such broad diversification can often help soften the effects of market volatility because strong performance in one sector may offset weak performance in another. The fund held a cash position of 19.2% at the end of the fiscal year for future selective purchases.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

During the period, the fund profited from the performance of most of its pharmaceutical and health care holdings. These companies' share prices rose as a result of solid earnings reports and investor interest in firms that provide basic necessities to the population and, therefore, tend to exhibit strength even in a slow-growth environment.

The fund also benefited from the appreciable gain in share prices of Cisco Systems, Inc., a leading provider of multi-protocol internetworking systems, and Tiffany & Co., a manufacturer of fine jewelry and gift items. Stocks of Johnson & Johnson Inc. and American Home Products Corp. posted impressive gains, placing these two holdings among the fund's top ten positions. Disney (Walt) Co. became one of our top ten holdings following its takeover of Capital Cities/ABC, Inc., a company whose stock we also held. During the period, we initiated positions in Mattel, Inc. (Toy Manufacturing) and Microsoft Corp. (Computer Software), and added to our holdings of International Flavors and Fragrances, Inc. (Chemicals), Loctite Corp. (Chemicals), and Betzdearborn, Inc. (Environmental Protection & Purification).

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Growth Fund
Top 10 Holdings on September 30, 1996
Based on Total Net Assets



                                                                     % of Total
Company                          Industry                            Net Assets

Computer Sciences                Data Processing                     3.25%
Corp.

Schering-Plough                  Pharmaceuticals                     2.60%
Corp.

Minnesota Mining &               Diversified                         2.44%
Manufacturing Co.                Manufacturers

Pfizer, Inc.                     Pharmaceuticals                     2.38%

AMR Corp.                        Transportation                      2.32%

Raytheon Co.                     Aerospace                           2.31%

Johnson &                        Health Care -                       1.93%
Johnson, Inc.                    Diversified

Disney (Walt)                    Entertainment                       1.82%
Company

American Home                    Health Care -                       1.80%
Products Corp.                   Diversified

Boeing Co.                       Aerospace                           1.78%



For a complete list of portfolio holdings, please see page 33 of this report.

This discussion reflects the strategies we employed for the fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Looking forward, we believe that, although corporate earnings will vary by industry sector, the economy should grow moderately and inflation should remain under control. It is our job to adjust to all types of economic environments, and we are confident that our value-oriented long-term approach to investing should position the fund to perform well in the future.

We appreciate your participation in the Franklin Growth Fund and look forward to serving your investment needs in the months and years to come.

PERFORMANCE SUMMARY
CLASS I

The Franklin Growth Fund's Class I shares provided a total return of +19.70% for the one-year period ended September 30, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include the fund's maximum initial sales charge.

We encourage shareholders to view their investments with a long-term perspective. As you can see from the table on the page 6, the fund's Class I shares delivered a cumulative total return of over 290% for the 10-year period ended September 30, 1996.

As measured by net asset value, the fund's share price increased $3.46, from $19.38 on September 30, 1995 to $22.84 on September 30, 1996. During the reporting period, shareholders received distributions totaling 16.38 cents ($0.1638) per share in dividend income and 15.44 cents ($0.1544) per share in capital gains, of which 15.30 cents ($0.1530) represented long-term gains and
0.14 cents ($0.0014) represented short-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The graph on page 6 compares the performance of the Franklin Growth Fund Class I shares with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500(R)) over the last 10 years. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Growth Fund's had been applied to this index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.


GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Growth Fund
Class I
Periods ended September 30, 1996

                                                           Since
                                                         Inception
                      1-Year       5-Year     10-Year    (3/31/48)

Cumulative
Total Return1         19.70%      89.50%      292.28%   16,447.03%

Average Annual
Total Return2         14.33%      12.60%      14.13%      11.00%

Value of $10,000
Investment3           $11,433     $18,102     $37,481   $1,581,298

                     9/30/92      9/30/93     9/30/94     9/30/95    9/30/96
 Total Return4         5.84%       5.92%       7.71%      31.11%     19.70%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the initial sales charge. See Note below.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current, maximum 4.5% initial sales charge. See Note below.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the initial sales charge. See Note below.
4. Total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund implemented a plan of distribution under Rule 12b-1 and eliminated the sales charge on reinvested dividends, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value and reflect 12b-1 fees from the date of the plan's implementation. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
CLASS II

The Franklin Growth Fund's Class II shares provided a total return of +18.83% for the one-year period ended September 30, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include sales charges.

As measured by net asset value, the fund's share price increased $3.29, from $19.33 on September 30, 1995 to $22.62 on September 30, 1996. During the reporting period, shareholders received distributions totaling 15.88 cents ($0.1588) per share in dividend income and 15.44 cents ($0.1544) per share in capital gains, of which 15.30 cents ($0.1530) represented long-term gains and
0.14 cents ($0.0014) represented short-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The graph on page 8 compares the performance of the Franklin Growth Fund Class II shares with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500(R)) since the inception of these shares on May 1, 1995. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Growth Fund's had been applied to this index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Growth Fund
Class II
Periods ended September 30, 1996

                                            Since
                                           Inception
                           One-Year         (5/1/95)

Cumulative
Total Return1                18.83%           36.32%

Average Annual
Total Return2                16.63%           22.85%

Value of $10,000
Investment3                 $11,663          $13,397



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges. See Note below.
2. Average annual total return represents the average annual change in value of an investment over the indicated periods. It includes the 1.0% initial sales charge and the 1.0% Contingent Deferred Sales Charge, applicable to shares redeemed within the first 18 months of investment. See Note below.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include all sales charges.
Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN DYNATECH FUND

During the fiscal year ended September 30, 1996, the U.S. economy continued to grow modestly with few signs of increasing inflation. Although these conditions benefited the U.S. stock market, stocks experienced volatility at times, especially within the technology sector which moved in and out of favor. For example, due to concerns about overproduction, personal computer and semiconductor stocks suffered a significant decline between November 1995 and January 1996. However, consumer and business demand for these products proved to be strong, excess inventories and supplies were absorbed, and in the spring, technology shares rebounded. These stocks fell out of favor once again from May to July 1996, but recovered from their depressed levels by the end of the period.

Within this environment, the fund's Class I shares provided a one-year total return of +12.84%, outperforming the Hambrecht & Quist Technology Index's total return of +10.76% for the period, as discussed in the Performance Summary on page 12. One reason for the fund's strong performance was the share price appreciation of its largest position, Intel Corp., which rose more than 60% during the fiscal year. Intel continued to profit from a growing personal computer market, and its latest generation microprocessors (the Pentium and PentiumPro) outpaced competition and fueled the company's growth. Some of our computer software and networking holdings were also good performers. Due to strong demand and increased market share, the fund's largest positions in these areas (Microsoft Corp. and Cisco Systems, Inc.) were trading near all-time highs on September 30, 1996. In times of uncertainty, industry-leading firms tend to display lower volatility than smaller firms.

We viewed the technology sector's volatility as an opportunity to purchase shares of high-quality companies with significant competitive advantages, and reduced the fund's cash position, from 24.8% on September 30, 1995 to 16.6% at the end of the reporting period. In the networking industry, we initiated positions in Newbridge Networks Corp., Cabletron Systems, Inc., and Ascend Communications, Inc. The specialized components these firms manufacture help speed the flow of data across corporate networks and the Internet. We expect demand for networking equipment to grow considerably throughout the decade as corporations expand their communications capabilities and more individuals gain access to the Internet. For this reason, we remain confident that new developments should lead to substantial future growth for networking companies, and are likely to maintain our investments in this industry.

As semiconductor industry growth slowed significantly in the early part of 1996, we found attractive valuations in that sector. Believing that this downturn was short-lived, we established positions in Xilinx, Inc. and Linear Technology Corp. Xilinx is the leading maker of programmable logic devices for use in communications, computing, and industrial markets. Linear Technology produces analog integrated circuits used by equipment manufacturers in the U.S. and other countries. As a result, our exposure to this industry increased from 13.8% on September 30, 1995 to 18.0% at the end of the reporting period.

The software industry was another area where we discovered strong investment opportunities. During the period, we initiated positions in Scopus Technology Inc., a provider of software solutions for customer information management, and added to our holdings of Adobe Systems, Inc., a leading developer of computer software products.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In addition to technology stocks, we focused on health care-related stocks, which represented 11.9% of total net assets on September 30, 1996. During the reporting period, the fund invested in Amgen, Inc., a manufacturer of drugs based on advanced cellular and molecular biology, and HBO & Company, a supplier of computerized information systems to the health care industry. We also increased our existing position in PacifiCare Health Systems, Inc., a provider of managed care services in a number of states.

Looking forward, we are optimistic about prospects for the Franklin DynaTech Fund. We shall continue to search for companies with superior management teams that we believe can lead their respective fields in productivity enhancements and technological innovations. In our opinion, such companies have the potential to display high growth opportunities into the next century. There are, of course, special risks involved in aggressively seeking capital appreciation, including investment in securities of a more speculative nature, with a greater emphasis on short-term trading profits. These risks are further discussed in the fund's prospectus.

This discussion reflects the strategies we employed for the fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

We appreciate your participation in the Franklin DynaTech Fund and look forward to serving your investment needs in the months and years to come.

Franklin DynaTech Fund
Top 10 Holdings on September 30, 1996
Based on Total Net Assets


Company                                                    Industry

Intel Corp.                                        Semiconductor/Manufacturer

Motorola, Inc.                                     Telecommunications

Microsoft Corp.                                    Computer Software

Hewlett-Packard Co.                                Computer Hardware

Cisco Systems, Inc.                                Networking

Thermo Electron Corp.                              Precision Instruments/
                                                   Test Equipment

Compaq Computer                                    Computer Hardware
Corp.

Toys R Us, Inc.                                    Retail

WMX Technologies,                                  Environmental Services
Inc.

First Data Corp.                                   Data Services


For a complete list of portfolio holdings, please see page 36 of this report.

Performance Summary

The Franklin DynaTech Fund's Class I shares provided a total return of +12.84% for the one-year period ended September 30, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include the fund's initial sales charge. Since Class II shares were offered beginning on September 16, 1996, performance figures are not available.

We encourage shareholders to view their investments with a long-term perspective. As you can see from the table on the following page, the fund's Class I shares delivered a cumulative total return of more than 290% for the 10-year period ended September 30, 1996.

The fund's Class I share price, as measured by net asset value, increased $1.25, from $12.78 on September 30, 1995 to $14.03 on September 30, 1996. The fund's Class II share price, as measured by net asset value, increased 36 cents ($0.36) from $13.67 on September 16, 1996 to $14.03 on September 30, 1996. During the reporting period, Class I shareholders received distributions totaling 11.8 cents ($0.118) per share in dividend income and 22.83 cents ($0.2283) per share in capital gains, of which 17.94 cents ($0.1794) represented long-term gains and
4.89 cents ($0.0489) represented short-term gains. Class II shares did not pay distributions during the fifteen days from inception on September 16, 1996 through the end of the period. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The graph to the right compares the performance of the Franklin DynaTech Fund's Class I shares over the last 10 years with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500(R)) and the unmanaged Hambrecht & Quist Technology Index. Please note that the S&P 500 is a broad market index that represents stocks from a variety of industries, not just the technology sector. The Hambrecht & Quist Technology Index is composed of approximately 200 communications, health care, and computer hardware and software stocks, and more closely represents the securities held by the fund.

It should be remembered that unmanaged market indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Dynatech Fund's had been applied to these indices, their performance would have been lower. Please remember than an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin DynaTech Fund
Class I
Periods ended September 30, 1996

                                                             Since
                                                           Inception
                        1-Year      5-Year     10-Year     (1/1/68)

Cumulative
Total Return1           12.84%     88.57%      290.83%     1,083.27%

Average Annual
Total Return2            7.78%     12.50%      14.07%        8.80%

Value of $10,000
Investment3             $10,778    $18,017     $37,292     $112,858


1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include the initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods, and includes the maximum 4.5% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the initial sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. The historical performance data shown above does not represent the fund's Class II shares, which the fund began offering on September 16, 1996. Class II shares are subject to different fees and expenses than Class I shares, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

FRANKLIN UTILITIES FUND

During this fiscal year, the Franklin Utilities Fund benefited from a stable U.S. economy, as the consumer price index and gross domestic product (GDP) advanced at the moderate rates of approximately 2.75%. This strong and mildly inflationary economy helped move the prices of many U.S. stocks to record high levels. Although interest rates remained relatively stable during the year, bond yields experienced their usual ups and downs as investors changed their perceptions of the economy's strength. When the economy appeared soft near the end of 1995, the yield on the benchmark 30-year U.S. Treasury bond dropped to 5.95%. But in 1996, the yield rose to 7.19% as investors began to anticipate a recovery that might bring stronger-than-expected GDP growth and inflation. Within this environment, the fund's Class I shares provided a one-year total return of +5.94%, as discussed in the Performance Summary on page 17.

During the reporting period, we increased the fund's stock holdings, from 80.8% of total net assets to 84.5%, and its corporate bond holdings, from 9.0% to 11.5%. Although the fund is invested primarily in domestic electric utility stocks, securities of telephone and natural gas utilities comprised approximately 13% of the portfolio on September 30, 1996. These investments offer many of the same characteristics that we look for in electric utility holdings, including consistent, predictable earnings growth and steady demand.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

This past fiscal year saw movement on several issues involving utility industry deregulation. On the national level, a bill was introduced in Congress that would allow retail consumers to choose their own utility provider beginning December 15, 2000, instead of limiting them to the services of their local companies. It includes a provision for the Federal Energy Regulatory Commission to pre-empt state law if states fail to act on retail choice. The bill would also repeal the Public Utility Holding Company Act (PUCHA), giving companies more flexibility to compete. Congress may vote on this and other energy bills as early as next year.

At the state level, California and Massachusetts are at the forefront of electric company deregulation. The electric restructuring bill in California and the pending restructuring plan in Massachusetts show a clear path to deregulation for the generation companies and a preference for commission-regulated, incentive rate-making for the monopolistic transmission and distribution companies. Importantly for current investors, both states' proposals attempt to ensure the financial health of these companies by allowing for orderly transition periods, during which they should be able to prepare for the more competitive market of the future.

These deregulatory trends have encouraged mergers and acquisitions within the industry. In our opinion, this is only the beginning and, in addition to mergers between electric companies, we expect to see mergers between electric companies and gas companies. An example was Enron's proposed acquisition of Portland General at a price 42% higher than its then-current stock price. For over 60 years, Portland General, an electric utility, was immune to acquisition from outside the regulated utility circle because of vast restrictions PUCHA placed on the electric companies. Enron, a non-regulated natural gas transportation and exploration company, apparently anticipates repeal of PUCHA.

The changing regulatory environment has prompted us to focus on utility companies with low production costs, strong entrepreneurial management teams, and service territories located in regions with positive demographic trends. Over the last several years, these utilities have produced higher returns than those of their peers, and we believe they are well-positioned to handle increased competition.


Franklin Utilities Fund
Top Ten Holdings on 9/30/96
Based on Total Net Assets

                                                            % of Total
Company                                                     Net Assets

Florida Progress Corp.                                       4.22%

SCANA Corp.                                                  4.15%

Entergy Corp.                                                3.94%

Central & SouthWest Corp.                                    3.93%

Texas Utilities Co.                                          3.92%

Southern Co.                                                 3.70%

Pacific Gas & Electric Co.                                   3.69%

Allegheny Power System, Inc.                                 3.66%

FPL Group, Inc.                                              3.48%

U.S. West Communications Group                               3.40%


For a complete list of portfolio holdings, please see page 39 of this report.

It is important to note that this discussion reflects the strategies we employed for the fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Looking forward, we believe that the services utility companies provide will continue to be an essential part of everyday life, and that utility stocks will continue to play an important role in a well-diversified investment portfolio.

We thank you for your participation in the fund and, as always, welcome your comments and suggestions.

Performance Summary
CLASS I

The Franklin Utilities Fund Class I shares produced a total return of +5.94% for the one-year period ended September 30, 1996. Total return represents the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include the fund's initial sales charge. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 18, the fund delivered a total return of more than 129% for the 10-year period ended September 30, 1996.

The fund's share price, as measured by net asset value, decreased by 2 cents, from $9.75 on September 30, 1995 to $9.73 on September 30, 1996. During the reporting period, shareholders received distributions of 52.4 cents ($0.524) per share in income dividends and 7.19 cents ($0.0719) per share in capital gains, of which 0.57 cents ($0.0057) represented short-term gains and 6.62 cents ($0.0662) represented long-term gains.

Based on the maximum offering price of $10.16 on September 30, 1996, and the most recent, annualized quarterly dividend of 13.10 cents ($0.1310) per share, the fund's distribution rate was 5.16%. Of course past performance does not guarantee future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The graph on page 18 compares the performance of the Franklin Utilities Fund Class I shares with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500(R)) over the last 10 years. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Utilities Fund's had been applied to this index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Utilities Fund
Class I
Periods ended September 30, 1996
                                                                       Since
                                                                     Inception
                                1-Year      5-Year    10-Year        (9/30/48)

Cumulative
Total Return1                  5.94%         48.27%    129.54%     10,255.58%

Average Annual
Total Return2                  1.47%         7.26%     8.20%          10.05%

Value of $10,000
Investment3                    $10,147       $14,199   $21,990     $989,737

30-Day Standardized Yield4                   5.52%

Distribution Rate5                           5.16%


                    9/30/92   9/30/93       9/30/94     9/30/95    9/30/96
  Total Return6     16.17%    18.08%        -17.85%     24.19%      5.94%

1. Cumulative total return represents the change in value of an investment over the specified periods and does not include the initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the sales charges. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the initial sales charge.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1996.

5. Distribution rate is based on an annualization of the fund's most recent
13.10 cents per share quarterly dividend and the maximum offering price of $10.16 on September 30, 1996.

6. Total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund implemented a plan of distribution under Rule 12b-1 and eliminated the sales charge on reinvested dividends, which affects subse- quent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Performance Summary
CLASS II

The Franklin Utilities Fund Class II shares reported a total return of +5.39% for the one-year period ended September 30, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include any sales charges.

The fund's share price, as measured by net asset value, decreased by 3 cents, from $9.75 on September 30, 1995 to $9.72 on September 30, 1996. During the reporting period, shareholders received distributions of 48.14 cents ($0.4814) per share in income dividends and 7.19 cents ($0.0719) per share in capital gains, of which 0.57 cents ($0.0057) represented short-term gains and 6.62 cents ($0.0662) represented long-term gains.

Based on the offering price of $9.82 on September 30, 1996, and the most recent, annualized quarterly dividend of 11.86 cents ($0.1186) per share, the fund's distribution rate was 4.83%. Of course past performance does not guarantee future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The graph on page 20 compares the performance of the Franklin Utilities Fund Class II shares with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500(R)) since the inception of these shares on May 1, 1995. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Utilities Fund's had been applied to this index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Utilities Fund
Class II
Periods ended September 30, 1996
                                                Since
                                              Inception
                             One-Year         (5/1/95)

Cumulative
Total Return1                 5.39%            19.11%

Average Annual
Total Return2                 3.34%            11.63%

Value of $10,000
Investment3                 $10,334           $11,692

30-Day Standardized Yield4            5.19%

Distribution Rate5                    4.83%



1. Cumulative total return represents the change in value of an investment over the specified periods and does not include the sales charges. See Note below.
2. Average annual total return represents the average annual change in value of an investment over the specified period. It includes the 1.0% initial sales charge and the 1.0% Contingent Deferred Sales Charge (CDSC), applicable to shares redeemed within the first 18 months of investment. See Note below.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the initial sales charge.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1996.
5. Distribution rate is based on an annualization of the fund's most recent
11.86 cents per share quarterly dividend and the maximum offering price of $9.82 on September 30, 1996.
Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN INCOME FUND

Driven by low inflation and healthy corporate earnings, the U.S. stock market performed well during the year under review. The domestic bond market did not fare as well. Although it rallied during the first four months of the fiscal year, it began to experience weakness in February due to indications of accelerating economic growth. However, several of the fund's sectors performed well over the period despite rising interest rates. In fact, the fund's Class I shares posted a one-year total return of +9.43%, as shown in the Performance Summary on page 24.

As you know, we have the flexibility to adjust the portfolio's mix of stocks, bonds and cash depending on market conditions and investment opportunities. The rise in interest rates during the period provided us with several opportunities to invest the majority of our cash position in securities that we felt offered good value. On September 30, 1996, 37.1% of the fund's total net assets were invested in stocks, 54.4% in bonds, and the remaining 8.5% in cash, down from 22% a year earlier.*

*The fund may invest a substantial amount of its assets in lower-rated bonds, which entails a greater degree of credit risk than that of investment-grade bonds. These and other risks are discussed in the fund's prospectus.

The fund's fixed-income holdings consisted of U.S. Treasury, corporate, and foreign bonds. As indications of stronger U.S. economic growth led to rising long-term interest rates, we increased our U.S. Treasury exposure from 3.1% to 7.4% of total net assets. Similarly, we took advantage of the bond market sell-off in February and initiated positions in Brazilian and Ecuadorian Brady bonds. Dollar-denominated, collateralized Brady bonds continued to represent a majority of the fund's foreign bond holdings.

Corporate bonds, which continued to represent our largest fixed-income weighting, delivered a relatively solid performance over the period despite a rise in interest rates. A stronger economy often results in rising interest rates, which is typically considered negative for bonds. However, in the case of corporate bonds, increased interest rate risk may be offset by the issuing corporations' stronger revenues, operating cash flow and, consequently, higher credit ratings. This highlights the benefit of including corporate bonds in the fund's portfolio. We utilized extensive credit research provided by our analysts in seeking bonds with attractive yields and capital appreciation potential, and initiated several new positions during the period. These included Collins & Aikman (Automotive), Packaging Resources (Consumer Products), and Smith's Food & Drug (Food Retail).

As a result of our value-oriented approach, we occasionally invest in securities of companies that are also attractive to potential acquirers and partners. During the period, several of the fund's corporate bond holdings benefited from announced mergers and acquisitions, including Motor Wheel Corp. and Pace Industries. These bonds experienced significant appreciation based on the generally held belief that the combined entities would be stronger on a competitive and financial basis.

Several of the fund's equity positions performed well during the period. The fund's pharmaceutical stocks rose significantly, but believing that their appreciation potential was limited, we reduced our exposure to this sector from 4% to 1.9% of total net assets. Due to rising oil and natural gas prices during the period, energy stocks also increased in value. Several of our energy positions, including Athabasca Oil Sands Trust and Canadian Oil Sands Trust, as well as the convertible preferred stocks of Enron Oil & Gas and Devon Financing Trust, were beneficiaries of this increase.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

After benefiting from declining interest rates in the first six months of the period, prices of utility stocks began to retreat in February as interest rates began to rise. We took this opportunity to add to several existing holdings and initiated positions in Peco Energy and Western Resources. By September 30, our utility exposure had increased to 19.9% of total net assets.

During the period, we added to our holdings in the technology sector with purchases of Altera Corp. and Xilinx, Inc. convertible bonds. We invested in this sector for the first time in several years as weakness in technology stock prices caused valuations to return to what we believe were more attractive levels. We also initiated positions in other convertible securities, most notably Exide Corp. (Automotive), FelCor Suite Hotels, Inc. (REIT), and Nortel (Telecommunications -- Argentina). Finally, we reduced several convertible stock and bond positions with limited total return potential.

Please note that this discussion reflects the strategies we employed for the fund during the one-year reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise.
Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Looking forward, we will continue to follow our value-oriented approach as we seek income and growth from a diversified mix of stocks, bonds, and cash. We are comfortable with the fund's 8.5% cash position on September 30, 1996, and feel that it should provide us with the ability to take advantage of investment opportunities as they arise.

We appreciate your participation in the Franklin Income Fund and look forward to serving your investment needs in the months and years to come.

Performance Summary
CLASS I

Franklin Income Fund Class I shares provided a total return of +9.43% for the one-year period ended September 30, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include the fund's maximum initial sales charge.

We encourage shareholders to view their investments with a long-term perspective. As you can see from the table on the following page, the fund's shares delivered a cumulative total return of +184.90% for the 10-year period ended September 30, 1996.

The price of the fund's shares, as measured by net asset value, ended the period where it began -- at $2.30. During the reporting period, shareholders received distributions totaling 18 cents ($0.18) per share in dividend income, and 2.7 cents ($0.027) per share in long-term capital gains. Based on the maximum offering price of $2.40 on September 30, 1996 and an annualization of the September 1996 dividend of 1.5 cents ($0.015) per share, the fund's distribution rate was 7.50%. Of course, past performance is not predictive of future results.

The graph to the right compares the performance of the Franklin Income Fund Class I shares over the last 10 years with the performance of two unmanaged indices, the Standard & Poor's 500 Stock Index (S&P 500(R)) and the Lehman Brothers Government/Corporate Bond Index. It also compares the fund's performance with the average performance of 22 other income funds, as measured by Lipper Analytical Services, Inc. As the graph illustrates, the fund's performance has closely followed that of the indices. Of course, such unmanaged indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Also, unlike indices, mutual funds are never fully invested because they must have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Income Fund
Class I
Periods ended September 30, 1996
                                                                 Since
                                                               Inception
                                1-Year    5-Year   10-Year     (8/31/48)

Cumulative
Total Return1                   9.43%      74.82%   184.90%     17,682.87%

Average Annual
Total Return2                  4.87%       10.88%      10.56%       11.28%

Value of
$10,000
Investment3                    $10,487     $16,757     $27,277  $1,704,194

Distribution Rate4             7.50%

30-Day Standardized Yield5     7.62%



                               9/30/92     9/30/93  9/30/94    9/30/95  9/30/96
  Total Return6                   19.24%   19.13%   -1.35%     14.00%    9.43%



1. Cumulative total returns represent the change in value of an investment over the periods indicated and do not include sales charges. See Note below.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current, maximum 4.25% initial sales charge. See Note below.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the maximum 4.25% initial sales charge.
4. Distribution rate is based on an annualization of the fund's September dividend of 1.5 cents per share and the offering price of $2.40 on September 30, 1996.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1996. High yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.
6. Total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund implemented a plan of distribution under Rule 12b-1 and eliminated the sales charge on reinvested dividends, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value and reflect 12b-1 fees from the date of the plan's implementation. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Performance Summary
CLASS II

Franklin Income Fund Class II shares provided a total return of +8.86% for the one-year period ended September 30, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include sales charges.

The price of the fund's shares, as measured by net asset value, ended the period where it began -- at $2.30. During the reporting period, Class II shareholders received distributions totaling 16.8 cents ($0.168) per share in dividend income and 2.7 cents ($0.027) per share in long-term capital gains. Based on the offering price of $2.32 on September 30, 1996 and an annualization of the September 1996 dividend of 1.4 cents ($0.014) per share, the fund's distribution rate was 7.24%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The graph to the right compares the performance of the Franklin Income Fund Class II shares since inception, with the performance of two unmanaged indices, the Standard & Poor's 500 Stock Index (S&P 500(R)) and the Lehman Brothers Government/Corporate Bond Index. It also compares the fund's performance with the average performance of 22 other income funds, as measured by Lipper Analytical Services, Inc. As you can see, the fund outperformed the Lehman Brothers index and the Lipper Income Funds average. Of course, unmanaged market indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Also, unlike indices, mutual funds are never fully invested because they must have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Income Fund
Class II
Periods ended September 30, 1996

                                                          Since
                                                        Inception
                                        One-Year        (5/1/95)

Cumulative
Total Return1                           8.86%              19.15%

Average Annual
Total Return2                           6.93%              11.73%

Value of $10,000
Investment3                            $10,693             $11,707
Distribution Rate4                      7.24%

30-Day Standardized Yield5              7.36%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the initial sales charge. See Note below.
2. Average annual total return represents the average annual change in value of an investment over the indicated periods. It includes the 1.0% initial sales charge and the 1.0% Contingent Deferred Sales Charge (CDSC), applicable to shares redeemed within the first 18 months of investment. See Note below.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charges.
4. Distribution rate is based on an annualization of the fund's September dividend of 1.4 cents per share and the offering price of $2.32 on September 30, 1996.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1996. High yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.
Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

 With interest rates on the rise for eight of the reporting period's twelve months, U.S. mortgage securities performed well, in terms of total return, in comparison to other federal government bonds. As fewer people refinanced mortgages in the higher interest-rate environment, investors were attracted to the mortgage security market, increasing the returns of these securities relative to U.S. Treasury bonds.

We employ a consistent, disciplined and conservative approach to investing in the Government National Mortgage Association (GNMA or Ginnie Mae) market. Over the reporting period, the mortgage market became increasingly divided into subsets based on the seasoning of the underlying mortgage pools. These pools, with varying degrees of risk exposure to interest rate movement and housing cycles, exhibit different prepayment patterns. The emergence of these subsets provided us with increased opportunities to add quality securities to the fund.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Our investment approach, which utilized low portfolio turnover, added value to the fund's shares by reducing unnecessary transaction costs which are ultimately borne by shareholders. During the reporting period, we made purchases across several coupon and program sectors of the GNMA market. Compared to a year ago, current coupon purchases in both the GNMA I and II programs slightly reduced the portfolio's "barbelled" position among coupon sectors. We also reduced our premium coupon holdings over the period. However, interest rate exposure increased over the year for the GNMA market and the fund due to lower prepayments experienced by mortgage passthrough securities over that time.

The chart to the left illustrates the fund's risk/return profile relative to 10- and 30-year U.S. Treasuries and one-year certificates of deposit. Using volatility as a measure of risk, the fund's risk-adjusted return performed better than that of 10-year U.S. Treasuries.

We have always employed a consistent, disciplined approach to investing in the mortgage securities market and will continue to do so. Looking forward, we anticipate that GNMA Securities should continue to provide you with an attractive investment alternative.

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

We appreciate your participation in the Franklin U.S. Government Securities Fund and welcome your comments or suggestions.

Performance Summary
CLASS I

Your fund's share price, as measured by net asset value, decreased 15 cents from $6.87 on September 30, 1995, to $6.72 on September 30, 1996.

The fund continued to meet its investment objective of providing high current income to shareholders, and during the reporting period your shares paid monthly income distributions totaling 49.2 cents ($0.492) per share. Based on an annualization of the current monthly dividend of 4.1 cents ($0.041) per share and the maximum offering price of $7.02 on September 30, 1996, your fund's distribution rate was 7.01%. Dividends will vary based on the earnings of the portfolio, and past distributions are not indicative of future results.

The graph to the right compares the performance of the Franklin U.S. Government Securities Fund Class I with the Consumer Price Index (CPI) and the Lehman Brothers Intermediate U.S. Government Bond Index over the past 10 years. As the graph illustrates, the fund's performance has closely followed that of the Lehman BrothersIntermediate U.S. Government Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of securities analysts and portfolio managers, or pay commissions or market spreads to buy and sell securities. Also, unlike indices, mutual funds are never fully invested because they must have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin U.S. Government Securities
Fund
Class I
Periods ended September 30, 1996

                                                                       Since
                                                                      Inception
                              1-Year         5-Year        10-Year      (2/1/77)

Cumulative
Total Return1                  5.15%         37.80%      118.27%        572.23%

Average Annual
Total Return2                  0.75%          5.69%         7.65%         7.33%

Distribution Rate3                      7.01%

30-Day Standardized Yield4                 6.81%



1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges. See note below.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflects the current, maximum 4.25% initial sales charge. See note below.
3. Distribution rate is based on an annualization of the current 4.1 cent per share monthly dividend and the maximum offering price of $7.02 on September 30, 1996.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1996.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under the Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value and reflect 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Performance Summary
CLASS II

Your fund's share price, as measured by net asset value, decreased 15 cents from $6.85 on September 30, 1995, to $6.70 on September 30, 1996.

The fund continued to meet its investment objective of providing high current income to shareholders, and during the reporting period your shares paid monthly income distributions totaling 45.18 cents ($0.4518) per share. Based on an annualization of the September dividend of 3.78 cents ($0.0378) per share and the maximum offering price of $6.77 on September 30, 1996, your fund's distribution rate was 6.74%.* Dividends will vary based on the earnings of the portfolio, and past distributions are not indicative of future results.

*The distribution rate includes the addition of an adjustment of +.0027 cents to reconcile the 12b-1 fee differential between Class I and Class II shares.

The graph on the following page compares the performance of the Franklin U.S. Government Securities Fund Class II with the Lehman Brothers Intermediate U.S. Government Bond Index since the fund's inception on May 5, 1995. The fund's performance has closely followed that of the Lehman Brothers Intermediate U.S. Government Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of securities analysts and portfolio managers, or pay commissions or market spreads to buy and sell securities. Also, unlike indices, mutual funds are never fully invested because they must have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin U.S. Government Securities Fund
Class II
Periods ended September 30, 1996


Since
                                                   Inception
                                    1-Year         (5/01/95)
Cumulative
Total Return1                      4.55%              11.13%

Average Annual
Total Return2                      2.52%               6.24%

Distribution Rate3           6.74%

30-Day Standardized Yield4   6.48%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and does not include the initial sales charge. See note below.
2. Average annual total return represents the average annual change in value of an investment over the specified periods. It includes the 1.0% initial sales charge and the 1.0% Contingent Deferred Sales Charge applicable to shares redeemed within the first 18 months of investment.
3. Distribution rate is based on an annualization of the September 3.78 cent per share monthly dividend and the maximum offering price of $6.77 on September 30, 1996. It also includes the addition of an adjustment of +.0027 cents per share to reconcile the 12b-1 fee differential between Class I and Class II shares.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1996.
Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.






STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
Franklin Custodian Funds, Inc., September 30, 1996

   SHARES/                                                                                                    VALUE
  WARRANTS       Growth Fund                                                                                  (NOTE1)
                 Common Stocks & Warrants 80.8%

                 Aerospace 7.4%
    200,000      Boeing Co. ...........................................................................   $ 18,900,000
    162,600      Lockheed Martin Corp. ................................................................     14,654,325
    442,000      Raytheon Co. .........................................................................     24,586,250
     50,000      Rockwell International Corp. .........................................................      2,818,750
    120,000      Thiokol Corp. ........................................................................      5,625,000
    100,000      United Technologies Corp. ............................................................     12,012,500
                                                                                                         -------------
                                                                                                            78,596,825
                                                                                                         -------------
                 Auto Parts .4%
     90,000      Genuine Parts Co. ....................................................................      3,937,500
                                                                                                         -------------
                 Biotechnology 2.2%
   200,000a      Amgen, Inc. ..........................................................................     12,625,000
   200,000a      Genentech, Inc. ......................................................................     10,575,000
    20,000a      Immunex Corp. ........................................................................        260,000
     8,000a      Therapeutic Discovery Corp. ..........................................................         75,000
                                                                                                         -------------
                                                                                                            23,535,000
                                                                                                         -------------
                 Business Services 4.1%
    110,000      Avery Dennison Corp. .................................................................      6,105,000
    244,000      Dun & Bradstreet Corp. ...............................................................     14,548,500
    400,000      Equifax, Inc. ........................................................................     10,550,000
    250,000      Kelly Services, Inc., Class A ........................................................      7,093,750
    345,300      a,e,fProgramming & Systems, Inc.......................................................          6,906
    200,000      Wallace Computer Services, Inc. ......................................................      5,650,000
                                                                                                         -------------
                                                                                                            43,954,156
                                                                                                         -------------
                 Chemicals 4.9%
    200,000      Air Products & Chemicals, Inc. .......................................................     11,650,000
     25,000      Eastman Chemical Co. .................................................................      1,459,375
    200,000      International Flavors and Fragrances, Inc. ...........................................      8,725,000
    200,000      Loctite Corp. ........................................................................      9,050,000
    116,000      Mallinckrodt Group, Inc. .............................................................      4,828,500
    200,000      NCH Corp. ............................................................................     11,075,000
    100,000      Sigma-Aldrich Corp. ..................................................................      5,700,000
                                                                                                         -------------
                                                                                                            52,487,875
                                                                                                         -------------
                 Communications & Entertainment 2.7%
    300,000      American Greetings Corp., Class A ....................................................      8,587,500
    304,932      Disney (Walt) Co. ....................................................................     19,325,065
   100,000a      Intervisual Books, Inc. ..............................................................        200,000
    10,000a      King World Productions, Inc. .........................................................        368,750
                                                                                                         -------------
                                                                                                            28,481,315
                                                                                                         -------------
                 Computer Hardware 3.3%
    360,000      Hewlett-Packard Co. ..................................................................     17,550,000
    140,000      International Business Machines Corp. ................................................     17,430,000
                                                                                                         -------------
                                                                                                            34,980,000
                                                                                                         -------------
                 Computer Software .1%
    10,000a      Microsoft Corp. ......................................................................      1,318,750
                                                                                                         -------------
                 Data Services 4.9%
    400,000      Automatic Data Processing, Inc. ......................................................     17,450,000
   450,000a      Computer Sciences Corp. ..............................................................     34,593,750
                                                                                                         -------------
                                                                                                            52,043,750
                                                                                                         -------------
                 Diversified Manufacturers 3.1%
    372,000      Minnesota Mining & Manufacturing Co. .................................................     25,993,500
    100,000      National Service Industries, Inc. ....................................................      3,500,000
     66,600      Teleflex, Inc. .......................................................................      3,305,025
                                                                                                         -------------
                                                                                                            32,798,525
                                                                                                         -------------
                 Electronics & Electrical Equipment 3.8%
    400,000      AMP, Inc. ............................................................................   $ 15,500,000
     40,000      Emerson Electric Co. .................................................................      3,605,000
     37,200      aImation Corp. .......................................................................        911,400
     75,000      Molex, Inc. ..........................................................................      2,793,750
     75,000      Molex, Inc., Class A .................................................................      2,531,250
    200,000      Raychem Corp. ........................................................................     15,000,000
                                                                                                         -------------
                                                                                                            40,341,400
                                                                                                         -------------
                 Energy/Energy Services 3.7%
     90,000      Atlantic Richfield Co. ...............................................................     11,475,000
    300,000      Coastal Co. ..........................................................................     12,375,000
     40,000      Murphy Oil Corp. .....................................................................      1,930,000
     70,000      Royal Dutch Petroleum Co., New York Shares ...........................................     10,928,750
     30,000      Schlumberger, Ltd. ...................................................................      2,535,000
                                                                                                         -------------
                                                                                                            39,243,750
                                                                                                         -------------
                 Environmental Services 6.3%
    200,000      Betzdearborn, Inc. ...................................................................     10,500,000
    165,000      Browning-Ferris Industries, Inc. .....................................................      4,125,000
    230,000      aIonics, Inc. ........................................................................     10,838,750
    400,000      Millipore Corp. ......................................................................     15,800,000
    256,500      aOsmonics, Inc. ......................................................................      5,065,875
    209,100      Pall Corp. ...........................................................................      5,907,075
    210,000      WMX Technologies, Inc. ...............................................................      6,903,750
    270,000      Wheelabrator Technology, Inc. ........................................................      4,117,500
    163,500      Zurn Industries, Inc. ................................................................      3,658,313
                                                                                                         -------------
                                                                                                            66,916,263
                                                                                                         -------------
                 Food/Confectionery 1.2%
    258,200      Hershey Foods Corp. ..................................................................     12,974,550
                                                                                                         -------------
                 Health Care - Diversified 7.4%
    200,000      Abbott Laboratories...................................................................      9,850,000
    200,000      Allergan, Inc. .......................................................................      7,625,000
    100,000      aAlza Corp., Class A .................................................................      2,687,500
      8,000      aAlza Corp., warrants.................................................................          1,125
    250,000      Baxter International, Inc. ...........................................................     11,687,500
    200,000      aForest Laboratories, Inc., Class A ..................................................      7,225,000
    400,000      Johnson & Johnson, Inc. ..............................................................     20,500,000
     75,625      aMedPartners, Inc. ...................................................................      1,720,469
     33,000      Nature's Sunshine Products, Inc. .....................................................        577,500
    200,000      aPerrigo Co. .........................................................................      1,975,000
     98,000      aRespironics, Inc. ...................................................................      2,376,500
    300,000      U.S. Surgical Corp. ..................................................................     12,750,000
                                                                                                         -------------
                                                                                                            78,975,594
                                                                                                         -------------
                 Imaging/Photography 1.6%
    200,000      Eastman Kodak Co. ....................................................................     15,700,000
     38,000      Polaroid Corp. .......................................................................      1,672,000
                                                                                                         -------------
                                                                                                            17,372,000
                                                                                                         -------------
                 Media & Broadcasting 1.8%
    100,000      Silver King Communications............................................................      2,350,000
    300,000      Time Warner, Inc. ....................................................................     11,587,500
    200,000      Turner Broadcasting Systems, Class A..................................................      5,700,000
                                                                                                         -------------
                                                                                                            19,637,500
                                                                                                         -------------

                 Networking 2.3%
    225,000      aCabletron Systems, Inc. .............................................................   $ 15,384,375
    125,000      aCisco Systems, Inc. .................................................................      7,757,813
    118,500      aNetwork Computing Devices............................................................        733,218
                                                                                                         -------------
                                                                                                            23,875,406
                                                                                                         -------------
                 Pharmaceuticals 10.8%
    300,000      American Home Products Corp. .........................................................     19,125,000
    160,000      Bristol-Myers Squibb Co. .............................................................     15,420,000
    200,000      Lilly (Eli) & Co. ....................................................................     12,900,000
    200,000      Merck & Co., Inc. ....................................................................     14,075,000
    320,000      Pfizer, Inc. .........................................................................     25,320,000
    450,000      Schering-Plough Corp. ................................................................     27,675,000
                                                                                                         -------------
                                                                                                           114,515,000
                                                                                                         -------------
                 Retail 2.0%
    471,800      Tiffany & Co. ........................................................................     18,872,000
     58,218      Weis Markets, Inc. ...................................................................      1,833,867
                                                                                                         -------------
                                                                                                            20,705,867
                                                                                                         -------------
                 Toy Manufacturing .5%
    200,000      Mattel, Inc. .........................................................................      5,175,000
                                                                                                         -------------
                 Transportation 6.4%
    310,000      aAMR Corp. ...........................................................................     24,683,750
    250,000      Delta Air Lines, Inc. ................................................................     18,000,000
    350,000      aUAL Corp. ...........................................................................     16,450,000
    120,000      Union Pacific Corp. ..................................................................      8,790,000
                                                                                                         -------------
                                                                                                            67,923,750
                                                                                                         -------------
                 Total Long Term Investments (Cost $443,510,006) ......................................    859,789,776
                                                                                                         -------------
    FACE
   AMOUNT
                 jReceivables from Repurchase Agreements 18.8%
$200,707,761     Joint Repurchase Agreement, 5.687%, 10/01/96, (Maturity Value $200,081,474) (Cost $200,049,871)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $24,662,193)
                 Collateral: U.S. Treasury Notes, 6.00%, 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $24,662,193)
                 Collateral: U.S. Treasury Bills, 02/27/97
                 U.S. Treasury Notes, 5.75% - 5.875%, 08/15/98 - 10/31/00
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $24,662,193)
                   Collateral: U.S. Treasury Notes, 4.75% - 8.50%, 07/15/97 - 08/15/01
                  Fuji Securities, Inc., (Maturity Value $24,662,193)
                 Collateral: U.S. Treasury Notes, 5.75% - 6.75%, 05/31/97 - 04/30/00
                  Lehman Brothers, Inc., (Maturity Value $27,446,123)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.00%, 02/28/98 - 06/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $24,662,193)
                 Collateral: U.S. Treasury Notes, 5.375% - 6.50%, 11/30/97 - 05/31/01
                  SBC Warburg, Inc., (Maturity Value $24,662,193)
                 Collateral: U.S. Treasury Notes, 6.00%, 05/31/98
                  UBS Securities, L.L.C., (Maturity Value $24,662,193)
                 Collateral: U.S. Treasury Notes, 5.75% - 7.375%, 07/31/97 - 11/15/97..................    200,049,871
                                                                                                         -------------
                 Total Investments (Cost $643,559,877)99.6% ...........................................  1,059,839,647
                 Other Assets and Liabilities, Net.4% .................................................      4,063,573
                                                                                                         -------------
                 Net Assets 100.0%..................................................................... $1,063,903,220
                                                                                                         =============



                 At September 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $643,559,877 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.....................................  $ 420,983,484
                 Aggregate gross unrealized depreciation for all investments in
                  which there was an excess of tax cost over value.....................................     (4,703,714)
                                                                                                         -------------
                 Net unrealized appreciation...........................................................  $ 416,279,770
                                                                                                         =============


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

aNon-income producing
eSee Note 8 regarding holdings of 5% voting securities fTrading suspended. jFace amount for repurchase agreements is for the underlying collateral. See Note 1(h) regarding joint repurchase agreement.

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
Franklin Custodian Funds, Inc., September 30, 1996

                                                                                                               VALUE
   SHARES      DynaTech Fund                                                                                  (NOTE1)
                 Common Stocks 83.4%

               Biotechnology .6%
    10,000     aAmgen, Inc. .............................................................................    $ 631,250
                                                                                                         -------------
               Business Services 3.3%
    15,000     Electronic Data Systems Corp. ............................................................      920,625
    20,000     Equifax, Inc. ............................................................................      527,500
    25,000     First Data Corp. .........................................................................    2,040,625
                                                                                                         -------------
                                                                                                             3,488,750
                                                                                                         -------------
               Computer Hardware 9.5%
    50,000     aCompaq Computer Corp. ...................................................................    3,206,250
   100,000     Hewlett-Packard Co. ......................................................................    4,875,000
    40,000     aKomag, Inc. .............................................................................      840,000
    25,000     aLexmark International Group, Inc., Class A...............................................      509,375
    20,000     aSilicon Graphics, Inc. ..................................................................      442,500
    10,000     aVisioneer, Inc. .........................................................................       56,250
                                                                                                         -------------
                                                                                                             9,929,375
                                                                                                         -------------
               Computer Software 10.5%
    20,000     Adobe Systems, Inc. ......................................................................      745,000
    30,000     aBroderbund Software, Inc. ...............................................................      870,000
    10,000     aComputer Sciences Corp. .................................................................      768,750
     5,000     aDialogic Corp. ..........................................................................      177,500
    10,000     aElectronic Arts, Inc. ...................................................................      373,750
    15,000     aFractal Design Corp. ....................................................................      161,250
    25,000     aIntuit, Inc. ............................................................................      787,500
    45,000     aMicrosoft Corp. .........................................................................    5,934,375
    22,500     aOracle Corp. ............................................................................      957,656
     7,500     aScopus Technology, Inc. .................................................................      226,875
                                                                                                         -------------
                                                                                                            11,002,656
                                                                                                         -------------
               Energy/Energy Services 1.2%
    15,000     Schlumberger, Ltd. .......................................................................    1,267,500
                                                                                                         -------------
               Environmental Services3.0%
    20,000     Browning-Ferris Industries, Inc. .........................................................      500,000
    80,000     WMX Technologies, Inc. ...................................................................    2,630,000
                                                                                                         -------------
                                                                                                             3,130,000
                                                                                                         -------------
               Financial Services .1%
     3,600     Associates First Capital Corp. ...........................................................      147,600
                                                                                                         -------------
               Lodging .1%
    10,000     aHost Marriott Corp. .....................................................................      145,000
                                                                                                         -------------
               Media & Broadcasting 1.5%
    24,875     Liberty Media Group, Class A..............................................................      712,047
    20,000     News Corp., Ltd., Sponsored ADR ..........................................................      417,500
    10,000     Time Warner, Inc. ........................................................................      386,250
                                                                                                         -------------
                                                                                                             1,515,797
                                                                                                         -------------
               Medical Services 5.8%
    20,000     Bard (C.R.), Inc. ........................................................................      622,500
    15,000     Columbia/HCA Healthcare Corp. ............................................................      853,125
    15,000     HBO & Co. ................................................................................    1,001,250
    10,000     Medtronic, Inc. ..........................................................................      641,250
    15,000     aPacifiCare Health Systems, Inc., Class B.................................................    1,297,500
    30,000     United Healthcare Corp. ..................................................................    1,248,750
    20,000     aVentritex, Inc. .........................................................................      350,000
                                                                                                         -------------
                                                                                                             6,014,375
                                                                                                         -------------

               Networking 6.7%
    20,000     a3Com Corp. ..............................................................................  $ 1,201,250
     5,000     aAscend Communications, Inc. .............................................................      330,625
    15,000     aCabletron Systems, Inc. .................................................................    1,025,625
    60,000     aCisco Systems, Inc. .....................................................................    3,723,750
     1,500     aInternational Network Services...........................................................       52,688
    10,000     aNewbridge Networks Corp. ................................................................      637,500
                                                                                                         -------------
                                                                                                             6,971,438
                                                                                                         -------------
               Pharmaceuticals 4.1%
    15,000     Merck & Co., Inc. ........................................................................    1,055,625
    20,000     Schering-Plough Corp. ....................................................................    1,230,000
    30,000     Warner-Lambert Co. .......................................................................    1,980,000
                                                                                                         -------------
                                                                                                             4,265,625
                                                                                                         -------------
               Precision Instruments/Test Equipment  3.7%
    84,375     aThermo Electron Corp. ...................................................................    3,417,188
    13,800     aWaters Corp. ............................................................................      451,950
                                                                                                         -------------
                                                                                                             3,869,138
                                                                                                         -------------
               Retail  4.9%
    15,000     Estee Lauder Cos., Class A................................................................      673,125
    10,000     aFederated Department Stores, Inc. .......................................................      335,000
    10,000     Home Depot, Inc. .........................................................................      568,750
    10,000     aSaks Holdings, Inc. .....................................................................      350,000
   108,000     aToys R Us, Inc. .........................................................................    3,145,500
                                                                                                         -------------
                                                                                                             5,072,375
                                                                                                         -------------
               Semiconductor/Manufacturer  18.0%
   190,000     Intel Corp. ..............................................................................   18,133,125
    10,000     Linear Technology Corp. ..................................................................      368,750
    10,000     aXilinx, Inc. ............................................................................      340,000
                                                                                                         -------------
                                                                                                            18,841,875
                                                                                                         -------------
               Specialty Pharmaceuticals  1.4%
    25,000     aNoven Pharmaceuticals, Inc. .............................................................      315,624
    20,000     Sigma-Aldrich Corp. ......................................................................    1,140,000
                                                                                                         -------------
                                                                                                             1,455,624
                                                                                                         -------------
               Telecommunications  8.7%
     1,500     a,kAdvanced Fibre Communications..........................................................       37,500
    10,000     aAirTouch Communications..................................................................      276,250
    25,000     AT&T Corp. ...............................................................................    1,306,250
   140,000     Motorola, Inc. ...........................................................................    7,227,500
    10,000     aUnited States Satellite Broadcasting Co., Inc. ..........................................      232,500
                                                                                                         -------------
                                                                                                             9,080,000
                                                                                                         -------------
               Transportation  .3%
    10,000     Air Express International Corp. ..........................................................      282,500
                                                                                                         -------------
               Total Long Term Investments (Cost $33,742,838) ...........................................   87,110,878
                                                                                                         -------------

               jReceivables from Repurchase Agreements16.8%
$17,667,805    Joint Repurchase Agreement, 5.687%, 10/01/96 (Maturity Value $17,612,885) (Cost $17,610,103)
                Aubrey G. Lanston & Co., Inc., (Maturity Value $2,170,977)
               Collateral: U.S. Treasury Notes, 6.00%, 09/30/98
                Bear, Stearns & Co., Inc., (Maturity Value $2,170,977)
               Collateral: U.S. Treasury Bills, 02/27/97
               U.S. Treasury Notes, 5.75% - 5.875%, 08/15/98 - 10/31/00
                Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,170,977)
                 Collateral: U.S. Treasury Notes, 4.75% - 8.50%, 07/15/97 - 08/15/01
                Fuji Securities, Inc., (Maturity Value $2,170,977)
                 Collateral: U.S. Treasury Notes, 5.75% - 6.75%, 05/31/97 - 04/30/00
                Lehman Brothers, Inc., (Maturity Value $2,416,046)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.00%, 02/28/98 - 06/30/01
                The Nikko Securities Co. International, Inc., (Maturity Value $2,170,977)
                 Collateral: U.S. Treasury Notes, 5.375% - 6.50%, 11/30/97 - 05/31/01
                SBC Warburg, Inc., (Maturity Value $2,170,977)
                 Collateral: U.S. Treasury Notes, 6.00%, 05/31/98
                UBS Securities, L.L.C., (Maturity Value $2,170,977)
                 Collateral: U.S. Treasury Notes, 5.75% - 7.375%, 07/31/97 - 11/15/97.................... $ 17,610,103
                                                                                                         -------------
               Total Investments (Cost $51,352,941)100.2% ...............................................  104,720,981
               Liabilities in Excess of Other Assets(.2)%................................................     (212,819)
                                                                                                         -------------
               Net Assets 100.0%......................................................................... $104,508,162
                                                                                                         =============


               At September 30, 1996, the net unrealized appreciation based on the cost of investment for income tax purposes
                of $51,352,941 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost...................................... $ 54,597,810
               Aggregate gross unrealized depreciation for all investments
                in which there was an excess of tax cost over value......................................   (1,229,770)
                                                                                                         -------------
               Net unrealized appreciation............................................................... $ 53,368,040
                                                                                                         =============


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

aNon-income producing.
jFace amount for repurchase agreements is for the underlying collateral.
 See Note 1(h) regarding joint repurchase agreement.
kSee Note 1(i) regarding securities purchased on a when-issued basis.

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
Franklin Custodian Funds, Inc., September 30, 1996

                                                                                                               VALUE
   SHARES     Utilities Fund                                                                                  (NOTE1)
               Long-Term Investments 96.0%

              Common Stocks 83.4%
   350,000    AGL Resources, Inc.......................................................................    $ 6,693,750
   403,200    aAirTouch Communications, Inc. ..........................................................     11,138,400
 3,058,900    Allegheny Power System, Inc. ............................................................     88,708,100
 1,826,100    American Electric Power Co., Inc. .......................................................     74,185,313
   250,000    AT&T Corp. ..............................................................................     13,062,500
 3,658,000    Central & South West Corp. ..............................................................     95,108,000
 2,353,300    CINergy Corp. ...........................................................................     72,658,138
 1,006,690    CIPSCO, Inc. ............................................................................     35,863,331
 2,359,800    Delmarva Power & Light Co. ..............................................................     48,375,900
 1,983,950    Dominion Resources, Inc. ................................................................     74,894,113
 1,500,000    Duke Power Co. ..........................................................................     69,937,500
 1,120,800    Edison International.....................................................................     20,034,300
 2,705,600    Enova Corp. .............................................................................     59,861,400
 3,534,000    Entergy Corp. ...........................................................................     95,418,000
 3,005,175    Florida Progress Corp. ..................................................................    102,175,950
 1,951,000    FPL Group, Inc. .........................................................................     84,380,750
 1,387,000    GPU, Inc.................................................................................     42,650,250
 1,864,100    GTE Corp. ...............................................................................     71,534,838
 1,188,480    Hawaiian Electric Industries, Inc. ......................................................     40,556,880
   802,200    MidAmerican Energy Co. ..................................................................     12,734,925
    28,000    Montana Power Co. .......................................................................        598,500
   661,700    Nevada Power Co. ........................................................................     13,482,138
 1,270,450    New England Electric System..............................................................     39,542,756
   220,000    New Jersey Resources Corp. ..............................................................      6,160,000
 1,160,300    NIPSCO Industries, Inc. .................................................................     41,480,725
   560,800    Pacific Enterprises......................................................................     16,964,200
 4,110,000    Pacific Gas & Electric Co. ..............................................................     89,392,500
 1,845,900    PacifiCorp...............................................................................     38,071,688
   190,000    PanEnergy Corp. .........................................................................      6,578,750
   668,485    Pinnacle West Capital Corp. .............................................................     19,803,868
   561,800    Public Service Co. of Colorado...........................................................     19,943,900
   333,300    Public Service Enterprise Group, Inc.....................................................      8,915,775
 1,389,500    Puget Sound Power & Light Co. ...........................................................     31,263,750
   182,100    SBC Communications.......................................................................      8,763,563
 3,833,300    SCANA Corp. .............................................................................    100,624,125
   350,000    Sierra Pacific Resources.................................................................      9,056,250
   525,110    SIGCORP, Inc.............................................................................     17,919,379
 3,963,500    Southern Co. ............................................................................     89,674,188
 1,249,100    Southwestern Public Service Co. .........................................................     40,595,750
 3,197,400    TECO Energy, Inc. .......................................................................     75,938,250
    88,300    Telefonos de Mexico, ADR ................................................................      2,836,638
 2,400,050    Texas Utilities Co. .....................................................................     95,101,981
 2,768,900    US West Communications Group.............................................................     82,374,775
   806,200    Western Resources, Inc...................................................................     23,480,575
   793,200    Wisconsin Energy Corp. ..................................................................     21,416,400
                                                                                                         -------------
              Total Common Stocks (Cost $1,917,592,608) ...............................................  2,019,952,762
                                                                                                         -------------
              Preferred Stocks 1.1%
   650,000    Nortel Inversora, SA, 10.00% cvt. pfd., MEDS (Cost $26,560,622)..........................     26,243,750
                                                                                                         -------------
   FACE
  AMOUNT
              Corporate Bonds 11.5%
$9,900,000    Alabama Power Co., 8.75%, 12/01/21 ......................................................     10,429,064
 4,950,000    Alabama Power Co., 8.50%, 05/01/22 ......................................................      5,107,608
10,500,000    Arizona Public Service Co., 10.25%, 05/15/20 ............................................     11,576,071
14,500,000    Arizona Public Service Co., 9.00%, 12/15/21 .............................................     15,462,972
10,000,000    Cincinnati Gas & Electric Co., 8.50%, 09/01/22 ..........................................     10,348,569
 2,000,000    Commonwealth Edison Co., 8.875%, 10/01/21 ...............................................      2,063,468
 5,000,000    Commonwealth Edison Co., 8.50%, 07/15/22 ................................................      5,026,120
10,000,000    Commonwealth Edison Co., 8.375%, 09/15/22 ...............................................      9,926,768
 5,000,000    Duquesne Light Co., 8.375%, 05/15/24 ....................................................      5,061,645
              Corporate Bonds (cont.)
19,000,000   Enron Corp., 7.00%, 08/15/23 .............................................................   $ 17,208,469
 2,448,000    Gulf States Utilities Co., 9.72%, 07/01/98 ..............................................      2,496,588
11,000,000    cHidro Electrica Alicuras, 8.375%, 03/15/99 .............................................     10,670,000
10,000,000    Illinois Power Co., 8.00%, 02/15/23 .....................................................      9,939,409
15,000,000    Long Island Lighting Co., 9.75%, 05/01/21 ...............................................     15,000,000
10,000,000    Louisiana Power & Light Co., 8.50%, 07/01/22 ............................................     10,098,430
13,576,819    Midland CoGeneration Venture, 10.33%, 07/23/02...........................................     14,323,544
 7,500,000    Niagara Mohawk Power Corp., 9.50%, 03/01/21 .............................................      7,181,624
 5,000,000    Niagara Mohawk Power Corp., 8.75%, 04/01/22 .............................................      4,550,113
 3,000,000    Northwest Pipeline Corp., 7.125%, 12/01/25...............................................      2,745,143
 8,000,000    Ohio Edison Co., 8.75%, 06/15/22 ........................................................      8,040,591
10,000,000    Pacific Bell, 7.75%, 09/15/32............................................................      9,713,910
10,000,000    Pacific Bell, 7.50%, 02/01/33............................................................      9,537,500
20,000,000    Panhandle Eastern Co., 7.20%, 08/15/24 ..................................................     18,085,497
15,000,000    Philadelphia Electric Co., 8.75%, 04/01/22 ..............................................     15,441,867
 4,000,000    Philadelphia Electric Co., 7.75%, 03/01/23 ..............................................      3,877,771
10,000,000    Texas Utilities Co., 8.75%, 11/01/23 ....................................................     10,447,110
10,000,000    Texas Utilities Co., 8.50%, 08/01/24 ....................................................     10,245,340
10,000,000    Texas Utilities Co., 7.375%, 10/01/25 ...................................................      9,269,870
16,000,000    US West Communications Group, 6.875%, 09/15/33...........................................     13,979,520
                                                                                                         -------------
              Total Corporate Bonds (Cost $278,624,096) ...............................................    277,854,581
                                                                                                         -------------
              Total Long Term Investments (Cost $2,222,777,326) .......................................  2,324,051,093
                                                                                                         -------------
              jReceivables from Repurchase Agreement1.3%
32,084,656    Joint Repurchase Agreement, 5.687%, 10/01/96 (Maturity Value
               $31,983,870) (Cost $31,978,818)
               Aubrey G. Lanston & Co., Inc., (Maturity Value $3,942,356)
              Collateral: U.S. Treasury Notes, 6.00%, 09/30/98
               Bear, Stearns & Co., Inc., (Maturity Value $3,942,356)
              Collateral: U.S. Treasury Bills, 02/27/97
              U.S. Treasury Notes, 5.75% - 5.875%, 08/15/98 - 10/31/00
               Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $3,942,356)
              Collateral: U.S. Treasury Notes, 4.75% - 8.50%, 07/15/97 - 08/15/01
               Fuji Securities, Inc., (Maturity Value $3,942,356)
              Collateral: U.S. Treasury Notes, 5.75% - 6.75%, 05/31/97 - 04/30/00
               Lehman Brothers, Inc., (Maturity Value $4,387,378)
              Collateral: U.S. Treasury Notes, 5.125% - 8.00%, 02/28/98 - 06/30/01
               The Nikko Securities Co. International, Inc., (Maturity Value $3,942,356)
              Collateral: U.S. Treasury Notes, 5.375% - 6.50%, 11/30/97 - 05/31/01
               SBC Warburg, Inc., (Maturity Value $3,942,356)
              Collateral: U.S. Treasury Notes, 6.00%, 05/31/98
               UBS Securities, L.L.C., (Maturity Value $3,942,356)
              Collateral: U.S. Treasury Notes, 5.75% - 7.375%, 07/31/97 - 11/15/97.....................     31,978,818
                                                                                                         -------------
              Total Investments (Cost $2,254,756,144) 97.3% ...........................................  2,356,029,911
              Other Assets and Liabilities, Net2.7%....................................................     64,186,033
                                                                                                         -------------
              Net Assets 100.0%........................................................................ $2,420,215,944
                                                                                                         =============

              At September 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $2,254,758,544 was as follows:
              Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.....................................  $ 191,419,512
              Aggregate gross unrealized depreciation for all investments in which there
               was an excess of tax cost over value....................................................    (90,148,145)
                                                                                                         -------------
              Net unrealized appreciation..............................................................  $ 101,271,367
                                                                                                         =============

PORTFOLIO ABBREVIATIONS:
L.L.C.  -Limited Liability Corp.
MEDS - Mandatorially Exchangeable Debt Security aNon-income producing. cPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
jFace amount for repurchase agreements is for the underlying collateral.
 See Note 1(h) regarding joint repurchase agreement.

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
Franklin Custodian Funds, Inc., September 30, 1996

   SHARES/                                                                                                     VALUE
  WARRANTS      Income Fund                                                                                   (NOTE1)
                 Common Stocks 27.8%

                Apparel/Textiles .2%
  2,097,121     a,bBibb Co. ...........................................................................   $ 17,587,500
                                                                                                         -------------
                Computer/Technology .1%
  1,233,882     a,eAnacomp, Inc. ......................................................................     10,179,527
                                                                                                         -------------
                Conglomerates .3%
  1,900,000     Hanson, Plc., Sponsored ADR............................................................     23,512,500
                                                                                                         -------------
                Consumer Products 1.3%
     33,652     aGillett Holdings, Inc., Class 2 ......................................................      1,278,776
  1,000,000     Philip Morris Cos., Inc. ..............................................................     89,750,000
    498,750     a,cSpecialty Foods Corp. ..............................................................        249,375
                                                                                                         -------------
                                                                                                            91,278,151
                                                                                                         -------------
                Energy/Energy Services 1.7%
  2,870,000     hAthabasca Oil Sands Trust, (Canada)...................................................     35,188,870
    150,000     Atlantic Richfield Co. ................................................................     19,125,000
  3,500,000     c,hCanadian Oil Sands Trust, (Canada)..................................................     46,125,326
    625,000     Ultramar Corp. ........................................................................     18,906,250
                                                                                                         -------------
                                                                                                           119,345,446
                                                                                                         -------------
                Home Builders.1%
    230,948     aNVR, Inc. ............................................................................      2,179,572
    165,744     aWalter Industries, Inc., Class A......................................................      2,133,954
                                                                                                         -------------
                                                                                                             4,313,526
                                                                                                         -------------
                Metals 1.3%
    700,000     Driefontein Consolidated Mines, Ltd., ADR .............................................      7,557,830
  2,525,000     Free State Consolidated Gold Mines, Ltd., ADR .........................................     24,303,125
  2,300,000     Hartebeestfontein Gold Mining Co., Ltd., ADR ..........................................      5,577,040
  1,184,200     Impala Platinum Holdings, Ltd., ADR ...................................................     14,683,369
    460,000     Kinross Mines, Ltd., ADR ..............................................................      3,782,212
    938,947     Rustenburg Platinum Holdings, Ltd., ADR ...............................................     14,798,755
    300,000     Samancor, Ltd., ADR ...................................................................      3,769,440
    187,500     St. Helena Gold Mines, Ltd., ADR ......................................................      1,148,438
  1,236,000     Vaal Reefs Exploration & Mining Co., Ltd., ADR ........................................      9,888,000
    312,000     Western Deep Levels, Ltd., ADR ........................................................      9,672,000
                                                                                                         -------------
                                                                                                            95,180,209
                                                                                                         -------------
                Pharmaceuticals 1.9%
    700,000     American Home Products Corp. ..........................................................     44,625,000
    350,000     Bristol-Myers Squibb Co. ..............................................................     33,731,250
    500,000     Merck & Co., Inc. .....................................................................     35,187,500
    500,000     Pharmacia & Upjohn, Inc. ..............................................................     20,625,000
                                                                                                         -------------
                                                                                                           134,168,750
                                                                                                         -------------
                Real Estate Investment Trusts .3%
    600,000     Meditrust Corp. .......................................................................     20,775,000
                                                                                                         -------------
                Telecommunication .7%
  1,700,000     US West Communications Group...........................................................     50,575,000
                                                                                                         -------------
                Utilities 19.9%
  2,200,000     American Electric Power Co., Inc. .....................................................     89,375,000
  3,600,000     Central & South West Corp. ............................................................     93,600,000
  2,400,000     CINergy Corp. .........................................................................     74,100,000
  2,800,000     Delmarva Power & Light Co. ............................................................     57,400,000
  1,800,000     Dominion Resources, Inc. ..............................................................     67,950,000
  3,100,000     Edison International...................................................................     55,412,500
  2,400,000     Enova Corp. ...........................................................................     53,100,000
  2,450,000     Entergy Corp. .........................................................................     66,150,000
  2,000,000     Florida Progress Corp. ................................................................     68,000,000
  1,400,000     FPL Group, Inc. .......................................................................     60,550,000
  1,700,000     GPU, Inc. .............................................................................     52,275,000
    610,000     Hawaiian Electric Industries, Inc. ....................................................   $ 20,816,250
  1,700,000     Houston Industries, Inc. ..............................................................     37,612,500
  1,800,000     Long Island Lighting Co. ..............................................................     30,825,000
    825,000     Nevada Power Co. ......................................................................     16,809,375
  1,900,000     New England Electric System ...........................................................     59,137,500
  1,500,000     New York State Electric & Gas Corp. ...................................................     33,000,000
  2,100,000     Ohio Edison Co. .......................................................................     40,687,500
  3,200,000     Pacific Gas & Electric Co. ............................................................     69,600,000
    525,000     PacifiCorp.............................................................................     10,828,125
  1,800,000     PECO Energy Co. .......................................................................     42,750,000
  1,100,000     Potomac Electric Power Co. ............................................................     27,912,500
  1,900,000     Public Service Enterprise Group, Inc. .................................................     50,825,000
    650,000     SCANA Corp. ...........................................................................     17,062,500
  2,500,000     Southern Co. ..........................................................................     56,562,500
  1,900,000     Southwestern Public Service Co. .......................................................     61,750,000
  1,750,000     Texas Utilities Co. ...................................................................     69,343,750
  1,100,000     Western Resources, Inc. ...............................................................     32,037,500
                                                                                                         -------------
                                                                                                         1,415,472,500
                                                                                                         -------------
                Total Common Stocks (Cost $1,795,930,134) .............................................  1,982,388,109
                                                                                                         -------------
                Preferred Stocks 9.1%
                Apparel/Textiles .1%
    150,000     Fieldcrest Cannon, Inc., $3.00 cvt. pfd., Series A ....................................      5,812,500
                                                                                                         -------------
                Automotive .2%
    514,125     Harvard Industries, Inc., 14.25% pfd., PIK ............................................     11,310,750
                                                                                                         -------------
                Cable Systems .8%
  1,300,000     Cablevision Systems Corp., 8.50% cvt. pfd., Series I...................................     32,012,500
    260,605     Cablevision Systems Corp., 11.125% pfd., PIK, Series L.................................     25,474,221
                                                                                                         -------------
                                                                                                            57,486,721
                                                                                                         -------------
                Consumer Products .3%
     75,000     Pantry Pride, Inc., $14.875 pfd., Series B ............................................      7,528,125
  3,000,000     RJR Nabisco Holding Corp., $0.835 cvt. pfd., Series A .................................     16,125,000
                                                                                                         -------------
                                                                                                            23,653,125
                                                                                                         -------------
                Energy/Energy Services 3.1%
    600,000     cDevon Financing Trust, $3.25 cvt. pfd. ...............................................     31,500,000
  1,100,000     Enron Corp., 6.25%, cvt. pfd. .........................................................     26,125,000
    300,000     Gerrity Oil & Gas Corp., $1.50 cvt. pfd. ..............................................      4,200,000
  1,100,000     cMcDermott International, Inc., $2.875 cvt. pfd., Series C ............................     44,000,000
    675,000     Noble Drilling Corp., $1.50 cvt. pfd. .................................................     24,721,875
    490,000     cOccidental Petroleum Corp., $3.875 cvt. pfd. .........................................     27,807,500
    675,000     cParker & Parsley Capital, 6.25% cvt. pfd. ............................................     36,618,750
    400,000     Santa Fe Energy Resources, Inc., 7.00% cvt. pfd. ......................................      9,200,000
  1,200,000     Santa Fe Energy Resources, Inc., 8.25% cvt. pfd. ......................................     15,000,000
    178,900     Snyder Oil Corp., $1.50 cvt. exch. pfd. ...............................................      3,578,000
                                                                                                         -------------
                                                                                                           222,751,125
                                                                                                         -------------
                Metals 2.1%
    562,000     Amax Gold, Inc., $3.75 cvt. pfd., Series B ............................................     29,505,000
    283,000     Armco, Inc., $3.625 cum. cvt. pfd., Series A ..........................................     12,522,750
    114,200     Armco, Inc., $4.50 cvt. pfd., Series B ................................................      5,267,475
    222,200     Battle Mountain Gold Co., $3.25 cvt. pfd. .............................................     11,026,675
    940,000     Coeur D'Alene Mines Corp., 7.00% cvt. pfd. ............................................     15,392,500
    120,000     Cyprus Minerals, $4.00 cvt. pfd., Series A ............................................      6,255,000
    400,000     Freeport-McMoran Copper & Gold, Inc., $1.75 cvt. pfd. .................................     12,200,000
    450,000     cFreeport-McMoran, Inc., 4.375% cvt. exch. pfd. .......................................     25,706,250
    400,000     Freeport-McMoran, Inc., 8.75% cvt. pfd. ...............................................     13,350,000
    375,000     Hecla Mining Co., $3.50 cvt. pfd., Series B ...........................................     17,531,250
                                                                                                         -------------
                                                                                                           148,756,900
                                                                                                         -------------
                Media & Broadcasting .5%
     31,453     cTime Warner, Inc., 10.25% pfd., Series K..............................................   $ 33,183,830
                                                                                                         -------------
                Real Estate Investment Trusts1.3%
  1,800,000     FelCor Suite Hotels, Inc., $1.95 cvt. pfd., Series A ..................................     46,800,000
    800,000     Security Capital Industrial Trust, 7.00%, cvt. pfd. ...................................     19,600,000
  1,040,000     Security Capital Pacific Trust, $1.75 cvt. pfd., Series A..............................     27,170,000
                                                                                                         -------------
                                                                                                            93,570,000
                                                                                                         -------------
                Telecommunications .7%
    504,000     Nortel, Inc., pfd., Series B ..........................................................      6,048,000
  1,050,000     Nortel Inversora, SA, 10.00% cvt. pfd. ................................................     42,393,750
                                                                                                         -------------
                                                                                                            48,441,750
                                                                                                         -------------
                Total Preferred Stocks (Cost $642,578,955) ............................................    644,966,701
                                                                                                         -------------
                Partnership Units .2%
    500,000     BP Prudhoe Bay Royalty Trust...........................................................      8,562,500
    300,000     Freeport-McMoRan Resource, Ltd., depository units .....................................      5,662,500
     59,258     a,bZale Corp., Ltd. ...................................................................         28,444
                                                                                                         -------------
                Total Partnership Units (Cost $19,282,667) ............................................     14,253,444
                                                                                                         -------------
                Warrants
  1,281,869     a,bBoardwalk Casino, Inc. (Cost $2,643,855)............................................      2,814,343
                                                                                                         -------------
                Miscellaneous
    571,298     aMiscellaneous Securities (Cost $43,214)...............................................        642,873
                                                                                                         -------------
                Total Common Stocks, Preferred Stocks, Partnership Units,  Warrants
                 and Miscellaneous (Cost $2,460,478,825)...............................................  2,645,065,470
                                                                                                         -------------
   FACE
  AMOUNT
                Corporate Bonds 33.0%
                Apparel/Textiles 1.8%
$50,000,000     Consoltex Group, Inc., senior sub. notes, Series B, 11.00%, 10/01/03 ..................     49,250,000
  6,000,000     dForstmann Textiles, Inc., S.F., senior sub. deb., 14.75%, 04/15/99 ...................      2,730,000
 35,000,000     Hartmarx Corp., senior sub. notes, 10.875%, 01/15/02 ..................................     34,125,000
 13,000,000     Polysindo International Finance Co., secured notes, 11.375%, 06/15/06..................     13,633,750
 25,000,000     Westpoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05............................     25,125,000
                                                                                                         -------------
                                                                                                           124,863,750
                                                                                                         -------------
                Automotive 1.5%
 35,000,000     Collins & Aikman Corp., senior sub. notes., 11.50%, 04/15/06...........................     37,056,250
 27,000,000     cExide Corp., cvt. sub. notes, 2.90%, 12/15/05 ........................................     16,335,000
  4,000,000     Exide Corp., senior notes, 10.75%, 12/15/02 ...........................................      4,190,000
 50,000,000     Harvard Industries, Inc., senior notes, 11.125%, 08/01/05..............................     47,125,000
                                                                                                         -------------
                                                                                                           104,706,250
                                                                                                         -------------
                Biotechnology .2%
 16,500,000     Centocor, Inc., Eurobond cvt. sub. deb., 6.75%, 10/16/01 ..............................     15,427,500
                                                                                                         -------------
                Building Products .5%
  5,000,000     American Standard, Inc., S.F., senior sub. deb., 9.25%, 12/01/16 ......................      5,137,500
 30,000,000     Inter-City Products Corp. senior notes, 9.75%, 03/01/00................................     29,175,000
                                                                                                         -------------
                                                                                                            34,312,500
                                                                                                         -------------
                Cable Systems 1.6%
  2,000,000     Cablevision Industries Corp., senior notes, 10.75%, 01/30/02 ..........................      2,140,000
 30,000,000     Cablevision Systems Corp., senior sub. deb., 9.875%, 04/01/23 .........................     28,537,500
 30,000,000     Continental Cablevision, Inc., senior sub. deb., 9.50%, 08/01/13 ......................     33,164,369
 35,000,000     Helicon Group L.P. Corp., senior secured notes, 9.00%, 11/01/03 .......................     35,525,000
 16,000,000     Storer Communication, Inc., sub. deb., 10.00%, 05/15/03 ...............................     16,240,000
                                                                                                         -------------
                                                                                                           115,606,869
                                                                                                         -------------

                Chemicals 1.1%
$29,000,000     Applied Extrusion Technology, senior unsecured notes, 11.50%, 04/01/02 ................   $ 29,978,750
 16,000,000     IMC Fertilizer Group, Inc., senior notes, Series B, 10.75%, 06/15/03 ..................     17,560,000
  8,900,000     Uniroyal Chemical Co., Inc., senior sub. notes, 10.50%, 05/01/02 ......................      9,511,875
 20,000,000     Uniroyal Chemical Co., Inc., senior sub. notes, 11.00%, 05/01/03 ......................     21,150,000
                                                                                                         -------------
                                                                                                            78,200,625
                                                                                                         -------------
                Computer/Technology 1.4%
 23,100,000     cAltera Corp., cvt. sub. notes, 5.75%, 06/15/02........................................     27,575,625
 21,343,000     Anacomp, Inc., senior sub. notes, PIK, 13.00%, 06/04/02 ...............................     20,809,425
 18,000,000     Conner Peripherals, Inc., cvt. sub. deb., 6.75%, 03/01/01 .............................     19,080,000
 11,750,000     Maxtor Corp., cvt. sub. deb., 5.75%, 03/01/12 .........................................      8,048,750
 26,000,000     cXilinx, Inc., cvt. sub. notes, 5.25%, 11/01/02........................................     24,927,500
                                                                                                         -------------
                                                                                                           100,441,300
                                                                                                         -------------
                Conglomerates
  1,596,000     Coltec Industries, Inc., S.F., senior sub. deb., 11.25%, 12/01/15 .....................      1,669,815
                                                                                                         -------------
                Consumer Products 1.9%
  5,000,000     E&S Holdings Corp., senior sub. notes, 10.375%, 10/01/06...............................      5,106,250
 18,000,000     Mafco, Inc., senior sub. deb., 11.875%, 11/15/02 ......................................     19,530,000
 38,500,000     Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 .....................     37,537,500
 30,000,000     Revlon Consumer Products Corp., senior sub. notes, Series B, 10.50%, 02/15/03 .........     31,275,000
 35,000,000     RJR Nabisco, Inc., senior sub. notes, 9.25%, 08/15/13 .................................     34,606,250
  8,650,000     Sealy Corp., senior sub. notes, 9.50%, 05/01/03 .......................................      8,693,250
                                                                                                         -------------
                                                                                                           136,748,250
                                                                                                         -------------
                Containers & Packaging 1.1%
 30,000,000     Calmar, Inc., senior sub notes, 11.50%, 08/15/05.......................................     30,750,000
 28,000,000     Packaging Resources, Inc., senior notes, 11.625%, 05/01/03.............................     28,770,000
 15,000,000     cPrintpack, Inc., senior sub. notes, 10.625%, 08/15/06.................................     15,450,000
                                                                                                         -------------
                                                                                                            74,970,000
                                                                                                         -------------
                Energy/Energy Services 2.6%
 10,000,000     Energy Ventures, senior notes, 10.25%, 03/15/04 .......................................     10,675,000
 15,000,000     Falcon Drilling, senior sub. notes, 12.50%, 03/15/05...................................     16,762,500
 40,000,000     Gerrity Oil & Gas Corp., senior sub. notes, 11.75%, 07/15/04...........................     42,850,000
 19,000,000     Global Marine, Inc., senior secured notes, 12.75%, 12/15/99............................     20,615,000
  5,000,000     Mesa Operating Co., 10.625%, 07/01/06..................................................      5,281,250
 43,500,000     Oryx Energy Co., cvt. sub. deb., 7.50%, 05/15/14 ......................................     40,455,000
  8,000,000     Plains Resources, Inc., senior sub. notes, 10.25%, 03/15/06............................      8,380,000
 35,000,000     Snyder Oil Corp., cvt. sub. notes, 7.00%, 05/15/01 ....................................     32,550,000
  6,969,000     Tesoro Petroleum Corp., S.F., sub. deb., 12.75%, 03/15/01 .............................      7,125,803
                                                                                                         -------------
                                                                                                           184,694,553
                                                                                                         -------------
                Entertainment .2%
 12,000,000     AMF Group, Inc., Series B, 10.875%, 03/15/06...........................................     12,390,000
                                                                                                         -------------
                Financial Services .1%
 10,000,000     First Nationwide Holdings, Inc., senior sub. notes, 10.625%, 10/01/03..................     10,462,500
                                                                                                         -------------
                Food & Beverages 2.6%
  2,980,000     Chock Full O'Nuts Corp., S.F., cvt. sub. deb., 8.00%, 09/15/06 ........................      2,845,900
 45,000,000     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05.........................     44,325,000
 37,830,530     Del Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 ....................................     35,939,004
 21,000,000     Doane Products Co., senior notes, 10.625%, 03/01/06....................................     21,708,750
  6,600,000     Dr Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 02/15/00 ..................      6,814,500
 32,500,000     PMI Acquisition Corp., senior sub. notes, 10.25%, 09/01/03 ............................     32,987,500
 25,000,000     Specialty Foods Corp., senior sub. notes, Series B, 11.25%, 08/15/03 ..................     20,500,000
 20,000,000     Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 08/15/01 .............     18,500,000
                                                                                                         -------------
                                                                                                           183,620,654
                                                                                                         -------------

                Food Chains 3.0%
$18,000,000     Americold Corp., senior sub. notes, 12.875%, 05/01/08 .................................   $ 18,585,000
 33,000,000     Americold Corp., senior sub. notes, Series B, 11.50%, 03/01/05 ........................     34,650,000
 35,000,000     Bruno's, Inc., senior sub. notes, 10.50%, 08/01/05.....................................     36,050,000
 33,000,000     Grand Union Capital Corp., senior notes, 12.00% 09/01/04...............................     33,453,750
 40,000,000     Ralphs Grocery Co., senior sub notes, 11.00%, 06/15/05.................................     40,450,000
 48,000,000     Smith's Food & Drug, senior sub. notes, 11.25%, 05/15/07...............................     51,360,000
                                                                                                         -------------
                                                                                                           214,548,750
                                                                                                         -------------
                Gaming & Leisure 1.9%
 38,000,000     Aztar Corp., senior sub. notes, 11.00%, 10/01/02.......................................     38,665,000
 40,000,000     bBoardwalk Casino, Inc., first mortgage bonds, 16.50%, 03/31/05 .......................     40,072,000
  8,000,000     cEldorado Resorts, L.L.C., senior sub. notes, 10.50%, 08/15/06.........................      8,280,000
 11,000,000     Harveys Casino Resorts, senior sub. notes, 10.625%, 06/01/06...........................     11,495,000
 35,000,000     Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 07/15/05.........................     36,662,500
                                                                                                         -------------
                                                                                                           135,174,500
                                                                                                         -------------
                Health Care 1.0%
 22,000,000     cDade International, Inc., senior sub. notes, 11.125%, 05/01/06........................     23,430,000
  8,100,000     Grancare, Inc., cvt. sub. deb., 6.50%, 01/15/03 .......................................      8,343,000
 15,000,000     cMedical Care International, Inc., cvt. sub. deb., 6.75%, 10/01/06 ....................     15,150,000
 16,300,000     OrNda Healthcorp., Inc., senior sub. notes, 12.25%, 05/15/02 ..........................     17,665,125
 10,000,000     Sola Group, Ltd., senior sub. notes, 6.00%, 12/15/03 ..................................      9,250,000
                                                                                                         -------------
                                                                                                            73,838,125
                                                                                                         -------------
                Industrial Products 1.5%
 18,500,000     Nortek, Inc., senior sub. notes, 9.875%, 03/01/04......................................     18,037,500
 41,000,000     RBX Corp.,  senior sub. notes, Series B, 11.25%, 10/15/05..............................     38,540,000
 30,000,000     RHI Holdings, Inc., senior sub. deb., 11.875%, 03/01/99 ...............................     30,187,500
 14,500,000     Thermadyne Industries, Inc., notes, 10.75%, 11/01/03 ..................................     14,590,625
  7,393,000     Thermadyne Industries, Inc., senior notes, 10.25%, 05/01/02 ...........................      7,448,448
                                                                                                         -------------
                                                                                                           108,804,073
                                                                                                         -------------
                Media & Broadcasting .2%
 12,250,000     Benedek Broadcasting, senior notes, 11.875%, 03/01/05..................................     13,475,000
                                                                                                         -------------
                Metals 2.1%
  7,000,000     Armco Steel, Inc., senior notes, 11.375%, 10/15/99.....................................      7,306,250
  5,000,000     Armco Steel, Inc., senior notes, 9.375%, 11/01/00......................................      5,025,000
 30,000,000     Ashanti Capital, Ltd., cvt. notes, 5.50%, 03/15/03.....................................     27,150,000
    900,000     Coeur D' Alene Mines Corp., cvt. senior sub. deb., 6.00%, 06/10/02 ....................        783,000
 20,000,000     Coeur D' Alene Mines Corp., cvt. sub. deb., 6.375%, 01/31/04 ..........................     17,750,000
 13,020,000     FMC Corp., Eurobonds, cvt. senior sub. deb., 6.75%, 01/16/05...........................     12,141,150
 34,000,000     Jorgensen, Earle M. Co., senior notes, 10.75%, 03/01/00 ...............................     34,850,000
 40,000,000     Republic Engineered Steel Co., first mortgage, 9.875%, 12/15/01........................     38,500,000
  4,805,000     UCAR Global Enterprises, senior sub. notes, 12.00%, 01/15/05...........................      5,513,738
                                                                                                         -------------
                                                                                                           149,019,138
                                                                                                         -------------
                Paper & Forest Products 1.4%
  6,000,000     cFour M Corp., senior notes, 12.00%, 06/01/06..........................................      6,420,000
 45,000,000     Rapp International Finance, secured notes, 13.25%, 12/15/05............................     49,387,500
 45,000,000     Riverwood International, senior sub. notes, 10.875%, 04/01/08..........................     44,550,000
                                                                                                         -------------
                                                                                                           100,357,500
                                                                                                         -------------
                Pollution Contro l.3%
 21,000,000     Air & Water Technology Corp., cvt. sub. deb., 8.00%, 05/15/15 .........................     18,532,500
                                                                                                         -------------
                Publishing .2%
 12,500,000     Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 ................................     13,328,125
                                                                                                         -------------
                Railroads .6%
    500,000     Missouri Pacific Railroad Co., gen. mortgage, Series A, 4.75%, 01/01/20 ...............        308,063
    500,000     Missouri Pacific Railroad Co., gen. mortgage, Series B, 4.75%, 01/01/30 ...............        291,250
$ 1,200,000     Missouri Pacific Railroad Co., income deb., 5.00%, 01/01/45 ...........................      $ 682,656
 37,500,000     Southern Pacific Rail Corp., senior notes, 9.375%, 08/15/05 ...........................     40,827,186
                                                                                                         -------------
                                                                                                            42,109,155
                                                                                                         -------------
                Real Estate Development .1%
 10,000,000     Rouse Co., cvt. sub. deb., 5.75%, 07/23/02.............................................      9,937,500
                                                                                                         -------------
                Restaurants .3%
 40,000,000     Flagstar Corp., S.F., senior sub. deb., 11.25%, 11/01/04 ..............................     24,200,000
                                                                                                         -------------
                Retail .7%
  9,000,000     Drug Emporium, Inc., cvt. sub. deb., 7.75%, 10/01/14 ..................................      7,143,750
 41,000,000     Levitz Furniture Co., senior sub. notes, 13.375%, 10/15/98 ............................     39,360,000
                                                                                                         -------------
                                                                                                            46,503,750
                                                                                                         -------------
                Telecommunications .4%
 25,000,000     CommNet Cellular, Inc., sub. notes, 11.25%, 07/01/05 ..................................     26,500,000
                                                                                                         -------------
                Utilities 2.7%
975,837,500     gESCOM, E168, utility deb., (South Africa), 11.00%, 06/01/08...........................    164,923,313
  7,204,963     Midland CoGeneration Venture, deb. notes, Series C-91, 10.33%, 07/23/02 ...............      7,601,236
 13,964,727     Midland CoGeneration Venture, S.F., sub. deb., Series C, 10.33%, 07/23/02 .............     14,732,788
  6,000,000     Texas-New Mexico Power Co., secured deb., 10.75%, 09/15/03 ............................      6,297,611
                                                                                                         -------------
                                                                                                           193,554,948
                                                                                                         -------------
                Total Corporate Bonds (Cost $2,329,364,881) ...........................................  2,347,997,630
                                                                                                         -------------
                U.S. Government Securities 7.4%
430,000,000     U.S Treasury Bonds, 6.25% - 7.125%, 2/15/23 - 08/15/23.................................    398,718,750
128,000,000     U.S. Treasury Notes, 6.00% - 6.375%,12/31/97 - 08/15/02 ...............................    127,271,864
                Total U.S. Government Securities (Cost $545,377,405) ..................................    525,990,614
                Foreign Government Securities 10.5%
 50,000,000     gGovernment of Canada, first coupon deb., 8.00%, 06/01/23 .............................     38,012,555
520,000,000     Republic of Argentina, FRN, 5.25%, 03/31/23 ...........................................    304,200,000
180,000,000     Republic of Brazil, 5.00%, 04/15/24....................................................    107,437,500
109,427,500     Republic of Brazil, FRN, Series A, 6.6875%, 01/01/01...................................    105,597,538
140,000,000     Republic of Ecuador, 3.25%, 02/28/25...................................................     56,525,000
255,000,000     gRepublic of South Africa, 12.00%, 02/28/05 ...........................................     47,846,577
130,000,000     United Mexican States, Series B, 6.25%, 12/31/19 ......................................     90,025,000
                                                                                                         -------------
                Total Foreign Government Agencies (Cost $711,936,126) .................................    749,644,170
                                                                                                         -------------
                Zero Coupon/Step-up Bonds 3.3%
 30,000,000     AMF Group, Inc., senior disc. notes, Series B, zero coupon
                 to 03/15/01 (original accretion rate 12.25%), 2.25% thereafter, 03/15/06..............     17,850,000
 65,000,000     Bell & Howell Co., senior deb., zero coupon to 03/01/00\
                 (original accretion rate 11.50%), 11.50% thereafter, 03/01/05 ........................     45,825,000
 11,000,000     Dr Pepper Bottling Holdings Co., S.F., senior sub. disc. notes, zero coupon to 02/15/98 (original accretion  rate 11.625%), 11.625%
                 thereafter, 02/15/03 .................................................................      9,707,500
  9,000,000     Exide Corp., senior sub. deb., zero coupon to 12/15/97
                 (original accretion rate 12.25%), 12.25%  thereafter, 12/15/04 .......................      8,145,000
 50,000,000     Food 4 Less, Inc., senior disc. deb., zero coupon to 06/15/00,
                 (original accretion rate 13.625%), 13.625%  thereafter, 07/15/05......................     28,750,000
  7,000,000     L.F.C. Holding, senior deb., zero coupon to 06/15/97
                 (original accretion rate 15.00%), 15.00% thereafter, 06/15/02.........................      5,250,000
 71,750,000     Marcus Cable Co., senior disc. notes, zero coupon to 06/15/00, (original
                 accretion rate 14.25%), 14.25%  thereafter, 12/15/05..................................     48,790,000
 15,000,000     Mesa Operating Co., company guaranteed, zero coupon to 07/01/01,
                 (original accretion rate 11.625%), 11.625%  thereafter, 07/01/06......................      9,675,000
 40,000,000     Revlon Worldwide Corp., senior secured disc. notes, Series B
                 (original accretion rate 12.00%), 0.00%, 03/15/98 ....................................     35,250,000

$33,250,000     Specialty Foods Corp., senior secured disc. deb., Series B, zero coupon to 08/15/99, (original accretion
                 rate 13.00%), 13.00% thereafter, 08/15/05 ............................................   $ 14,131,250
 12,000,000     Uniroyal Chemical Co., Inc., senior notes, zero coupon to 05/01/98
                 (original accretion rate 12.00%), 12.00%  thereafter, 05/01/05 .......................     10,380,000
                                                                                                         -------------
                Total Zero Coupon/Step-up Bonds (Cost $235,840,458) ...................................    233,753,750
                                                                                                         -------------
                Total Long Term Investments (Cost $6,282,997,695) .....................................  6,502,451,634
                                                                                                         -------------
                jReceivables from Repurchase Agreements7.1%
$506,619,788    Joint Repurchase Agreement, 5.687%, 10/01/96, (Maturity Value $505,037,201) (Cost $504,957,431)
                 Aubrey G. Lanston & Co., Inc., (Maturity Value $62,251,266)
                Collateral: U.S. Treasury Notes, 6.00%, 09/30/98
                 Bear, Stearns & Co., Inc., (Maturity Value $62,251,266)
                Collateral: U.S. Treasury Bills, 02/27/97
                U.S. Treasury Notes, 5.75% - 5.875%, 08/15/98 - 10/31/00
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $62,251,266)
                Collateral: U.S. Treasury Notes, 4.75% - 8.50%, 07/15/97 - 08/15/01
                 Fuji Securities, Inc., (Maturity Value $62,251,266)
                Collateral: U.S. Treasury Notes, 5.75% - 6.75%, 05/31/97 - 04/30/00
                 Lehman Brothers, Inc., (Maturity Value $69,278,339)
                Collateral: U.S. Treasury Notes, 5.125% - 8.00%, 02/28/98 - 06/30/01
                 The Nikko Securities Co. International, Inc., (Maturity Value $62,251,266)
                Collateral: U.S. Treasury Notes, 5.375% - 6.50%, 11/30/97 - 05/31/01
                 SBC Warburg, Inc., (Maturity Value $62,251,266)
                Collateral: U.S. Treasury Notes, 6.00%, 05/31/98
                 UBS Securities, L.L.C., (Maturity Value $62,251,266)
                Collateral: U.S. Treasury Notes, 5.75% - 7.375%, 07/31/97 - 11/15/97...................    504,957,431
                                                                                                         -------------
                Total Investments (Cost $6,787,955,126)98.4% ..........................................  7,007,409,065
                Other Assets and Liabilities, Net1.6% .................................................    116,058,189
                                                                                                         -------------
                Net Assets100.0%....................................................................... $7,123,467,254
                                                                                                         =============


                At September 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                 $6,787,955,126 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost............................................  $ 460,713,688
                Aggregate gross unrealized depreciation for all investments in
                 which there was an excess of tax cost over value......................................   (241,259,749)
                                                                                                         -------------
                Net unrealized appreciation............................................................  $ 219,453,939
                                                                                                         =============


PORTFOLIO ABBREVIATIONS:
FRN   - Floating Rate Notes
L.L.C.  -Limited Liability Corp.
L.P.  - Limited Partnership
PIK   - Payment-in-Kind
S.F.  - Sinking Fund

aNon-income producing.
bSee Note 6 regarding restricted securities.
cPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dSee Note 7 regarding defaulted securities.
eSee Note 8 regarding holdings of 5% voting securities.
gFace amount is stated in foreign currency and value is stated in U.S. dollars. hSecurities traded in foreign currency and value is stated in U.S. dollars. jFace amount for repurchase agreements is for the underlying collateral. See
 Note 1( h) regarding joint repurchase agreement.

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
Franklin Custodian Funds, Inc., September 30, 1996

 FACE                                                                                                          VALUE
AMOUNT          U.S. Government Securities Fund                                                               (NOTE1)
                 Government National Mortgage Association (GNMA)97.4%

$ 23,199,976    GNMA I, SF, 6.00%, 09/15/23 - 11/15/23................................................    $ 21,082,978
1,182,313,033   GNMA I, SF, 6.50%, 03/15/03 - 3/15/24.................................................   1,106,201,632
  31,952,677    GNMA PL, 6.50%, 05/15/24..............................................................      29,735,960
  71,455,279    GNMA II, 6.50%, 06/20/24 - 05/20/26...................................................      66,498,070
  36,374,724    GNMA PL, 6.75%, 01/15/34..............................................................      34,368,437
   3,801,492    GNMA I, SF, 6.75%, 03/15/26 - 05/15/26................................................       3,610,825
 337,716,326    GNMA II, 7.00%, 03/20/24 - 06/20/26...................................................     323,891,219
   9,015,709    GNMA PL, 7.00%, 09/15/35 .............................................................       8,646,633
2,111,092,999   GNMA I, SF, 7.00%, 04/15/16 - 06/15/26................................................   2,035,226,562
   8,941,196    GNMA SF, 7.25%, 10/15/25 - 01/15/26...................................................       8,731,642
  35,454,244    GNMA PL, 7.375%, 04/15/29.............................................................      34,667,620
  21,209,808    GNMA PL, 7.425%, 07/15/29.............................................................      20,792,250
1,578,657,215   GNMA I, SF, 7.50%, 06/15/05 - 09/15/26................................................   1,561,391,375
 392,084,007    GNMA II, 7.50%, 10/20/22 - 08/20/26...................................................     385,835,349
   5,746,456    GNMA PL, 7.75%, 10/15/12..............................................................       5,718,620
1,377,431,609   GNMA I, SF, 8.00%, 10/15/07 - 05/15/26................................................   1,392,927,715
 100,221,443    kGNMA II, 8.00%, 08/20/16 - 09/20/26..................................................     100,844,703
  47,860,108    GNMA PL, 8.00%, 04/15/22 - 05/15/32...................................................      47,919,934
   8,213,958    GNMA I, GPM, 8.25%, 03/15/17 - 11/15/17...............................................       8,301,232
  24,740,214    GNMA PL, 8.25%, 12/15/20 - 02/15/28...................................................      25,003,080
 338,332,920    GNMA I, SF, 8.50%, 05/15/16 - 11/15/24................................................     348,482,908
  65,308,933    GNMA II, 8.50%, 04/20/16 - 06/20/25...................................................      66,860,021
   1,508,015    GNMA I, GPM, 8.75%, 03/20/17 - 07/20/17...............................................       1,551,371
 432,270,136    GNMA I, SF, 9.00%, 10/15/04 - 07/15/23................................................     453,883,643
  14,585,184    GNMA II, 9.00%, 02/20/20 - 11/20/21...................................................      15,223,287
   6,094,092    GNMA I, GPM, 9.25%, 05/15/16 - 01/15/17...............................................       6,407,365
 239,285,280    GNMA I, SF, 9.50%, 05/15/09 - 02/15/23................................................     257,007,454
  26,846,812    GNMA II, 9.50%, 09/20/15 - 04/20/25...................................................      28,633,817
   7,512,593    GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13..............................................       8,122,992
 291,452,085    GNMA I, SF, 10.00%, 04/15/12 - 04/15/25...............................................     318,411,403
  36,786,571    GNMA II, 10.00%, 08/20/13 - 03/20/21..................................................      39,821,464
   4,804,704    GNMA I, GPM, 10.25%, 02/15/16 - 02/15/21..............................................       5,201,842
 208,945,437    GNMA I, SF, 10.50%, 08/15/00 - 10/15/21...............................................     230,688,918
  57,493,281    GNMA II, 10.50%, 09/20/13 - 03/20/21..................................................      62,901,270
   1,109,548    GNMA I, SF, 10.50%, 12/15/09 - 10/15/21...............................................       1,166,412
  14,619,186    GNMA I, GPM, 11.00%, 12/15/09 - 03/15/11..............................................      16,186,188
 178,283,514    GNMA I, SF, 11.00%, 01/15/01 - 05/15/21...............................................     199,621,904
  16,922,605    GNMA II, 11.00%, 07/20/13 - 01/20/21..................................................      18,778,812
   6,838,580    GNMA I, GPM, 11.25%, 06/15/13 - 01/15/16..............................................       7,631,431
   2,942,879    GNMA I, GPM, 11.50%, 03/15/10 - 01/20/14..............................................       3,291,430
  37,333,796    GNMA I, SF, 11.50%, 02/15/13 - 12/15/17...............................................      42,455,544
   2,477,808    GNMA II, 11.50%, 08/20/13 - 04/20/18..................................................       2,792,957
   1,683,323    GNMA I, GPM, 11.75%, 07/15/13 - 12/15/15..............................................       1,896,895
     764,843    GNMA I, GPM, 12.00%, 10/15/10 - 03/15/13..............................................         867,381
 173,214,831    GNMA I, SF, 12.00%, 05/15/11 - 08/15/19...............................................     199,467,784
   8,066,227    GNMA II, 12.00%, 09/20/13 - 02/20/16..................................................       9,208,107
   1,329,102    GNMA I, GPM, 12.50%, 04/15/10 - 10/15/12..............................................       1,519,747
 151,426,415    GNMA I, SF, 12.50%, 01/15/10 - 08/15/18...............................................     176,175,240
   6,726,696    GNMA II, 12.50%, 09/20/13 - 11/20/15..................................................       7,758,827
      99,301    GNMA I, GPM, 12.75%, 11/15/13 - 06/15/15..............................................         113,918
 139,833,530    GNMA I, SF, 13.00%, 07/15/10 - 01/15/16 ..............................................     163,736,389
   4,210,293    GNMA II, 13.00%, 10/20/13 - 09/20/15..................................................       4,887,891
                                                                                                         -------------
                Total Long Term Investments (Cost $10,027,527,474) ...................................   9,922,150,448
                                                                                                         -------------


                iShort Term Investments2.1%
$221,925,000    U.S. Treasury Bills, 4.99% - 5.23%, 10/03/96 - 02/06/97 (Cost $219,515,714)...........   $ 219,538,383
                Total Investments (Cost $10,247,043,188)99.5%.........................................  10,141,688,831
                Other Assets and Liabilities, Net.5%..................................................      45,451,424
                                                                                                         -------------
                Net Assets100.0%...................................................................... $10,187,140,255
                                                                                                         =============



                At September 30, 1996, the net unrealized depreciation based on the cost of investments for income tax purposes
                  of $10,247,043,188 was as follows:
                Aggregate gross unrealized appreciation for all investments in which
                 there was an excess of value over tax cost ..........................................   $ 109,285,156
                Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value...........................................    (214,639,513)
                                                                                                         -------------
                Net unrealized depreciation ..........................................................  $ (105,354,357)
                                                                                                         =============


PORTFOLIO ABBREVIATIONS:
I    - Original SF Program
II - Programs consisting of different types of mortgages GPM - Graduated Payment Mortgage PL - Project Loan SF - Single Family

iSecurities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
kSee Note 1(i) regarding securities purchased on a when-issued basis.

FINANCIAL STATEMENTS
Franklin Custodian Funds, Inc.

Statements of Assets and Liabilities
September 30, 1996

                                                                                                        U.S. Government
                                            Growth Fund   DynaTech Fund Utilities Fund    Income Fund   Securities Fund
                                            ----------      ---------     -----------     -----------    ------------
Assets:
 Investments in securities:
At identified cost......................   $ 443,510,006  $ 33,742,838  $2,222,777,326 $6,502,451,634  $10,247,043,188
                                            ==========      =========     ===========     ===========    ============
At value................................     859,789,776    87,110,878   2,324,051,093  6,282,997,695   10,141,688,831
 Receivables from repurchase agreements,
 at value and cost......................     200,049,871    17,610,103      31,978,818    504,957,431               --
 Cash...................................         551,219            --              --             --            2,839
 Receivables:
Dividends and interest..................         936,522        67,732      15,368,522    103,982,830       66,241,844
Investment securities sold..............       1,844,290            --      53,835,981     11,866,105               --
Capital shares sold.....................       1,799,336        72,901       1,229,128     18,250,632        4,983,817
                                            ----------      ---------     -----------     -----------    ------------
Total assets............................   1,064,971,014   104,861,614   2,426,463,542  7,141,508,632   10,212,917,331
                                            ----------      ---------     -----------     -----------    ------------
Liabilities:
 Payables:
Investment securities purchased:
 Regular delivery.......................              --            --              --      6,471,347               --
 When-issued basis (Note 1).............              --        37,500              --             --        9,979,554
Capital shares repurchased..............         119,657       212,425       4,532,902      6,320,953        9,471,122
Management fees.........................         419,750        54,019         929,411      2,692,447        3,842,161
Distribution fees.......................         417,305        33,453         552,775      1,850,298        1,414,922
Shareholder servicing costs.............          86,000        11,513         180,000        377,554          470,548
 Accrued expenses and other liabilities.          25,082         4,542          52,510        328,779          598,769
                                            ----------      ---------     -----------     -----------    ------------
Total liabilities.......................       1,067,794       353,452       6,247,598     18,041,378       25,777,076
                                            ----------      ---------     -----------     -----------    ------------
Net assets, at value....................  $1,063,903,220  $104,508,162  $2,420,215,944 $7,123,467,254  $10,187,140,255
                                            ==========      =========     ===========     ===========    ============
Net assets consist of:
 Undistributed net investment income....    $ 10,212,504     $ 403,922     $ 9,384,835   $ 34,315,598     $ 17,291,457
 Net unrealized appreciation (depreciation)
 on investments and translation of
 assets and liabilities denominated in
 foreign currencies.....................     416,279,770    53,368,040     101,273,767    219,284,679     (105,354,357)
 Undistributed net realized gain (loss)
 from investments and foreign
 currency transactions..................       9,795,215     3,012,745     101,323,800     30,949,499     (455,164,836)
 Class I capital shares.................     587,280,073    47,723,256   2,188,530,550  6,497,768,849   10,673,470,797
 Class II capital shares................      40,335,658           199      19,702,992    341,148,629       56,897,194
                                            ----------      ---------     -----------     -----------    ------------
Net assets, at value....................  $1,063,903,220  $104,508,162  $2,420,215,944 $7,123,467,254  $10,187,140,255
                                            ==========      =========     ===========     ===========    ============

                                                                                                        U.S. Government
                                            Growth Fund   DynaTech Fund Utilities Fund    Income Fund   Securities Fund
                                            ----------      ---------     -----------     -----------    ------------
Class I Shares:
 Net assets, at value...................  $1,020,486,413  $104,507,959  $2,400,561,437 $6,780,153,179  $10,129,483,446
                                            ==========      =========     ===========     ===========    ============
 Shares outstanding.....................      44,715,467     7,446,627     246,652,238  2,943,970,959    1,507,740,610
                                            ==========      =========     ===========     ===========    ============
 Net asset value per share*.............          $22.82        $14.03              $9.73          $2.30            $6.72
                                            ==========      =========     ===========     ===========    ============
 Maximum offering price per share (100/95.5,
 100/95.5, 100/95.75, 100/95.75, 100/95.75
 of net asset value per share, respectively)                    $23.90             $14.69         $10.16            $2.40
$7.02
                                            ==========      =========     ===========     ===========    ============
Class II Shares:
 Net assets, at value...................    $ 43,416,807         $ 203    $ 19,654,507  $ 343,314,075     $ 57,656,809
                                            ==========      =========     ===========     ===========    ============
 Shares outstanding.....................       1,921,082            14       2,021,886    148,995,814        8,605,785
                                            ==========      =========     ===========     ===========    ============
 Net asset value per share*.............          $22.60           $14.03**         $9.72          $2.30            $6.70
                                            ==========      =========     ===========     ===========    ============
 Maximum offering price per share
 (100/99 of net asset value per share)..          $22.83        $14.17              $9.82          $2.32            $6.77
                                            ==========      =========     ===========     ===========    ============

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**Net assets divided by outstanding shares does not equal net asset value per share due to rounding.

Statements of Operations
for the year ended September 30, 1996

                                                                                                        U.S. Government
                                            Growth Fund   DynaTech Fund Utilities Fund    Income Fund   Securities Fund
                                                    ---------    --------     ----------    ----------     -----------
Investment income:
 Dividends......................................  $ 11,629,101    $ 429,838  $131,680,612  $146,871,610           $ --
 Interest (Note 1)..............................     6,475,631      992,708    28,843,573   421,912,949    832,970,491
                                                    ---------    --------     ----------    ----------     -----------
                                                    18,104,732    1,422,546   160,524,185   568,784,559    832,970,491
                                                    ---------    --------     ----------    ----------     -----------
Expenses:
 Management fees (Note 5).......................     4,329,460      601,568    12,335,820    30,075,761     48,138,799
 Distribution fees - Class I (Note 5)...........     1,884,330      192,077     3,408,511     8,873,905      8,546,103
 Distribution fees - Class II (Note 5)..........       195,343           --        98,353     1,327,522        228,981
 Shareholder servicing costs (Note 5)...........       982,018      133,426     2,204,406     3,921,527      5,540,310
 Reports to shareholders........................       349,660       46,195     1,009,260     1,693,355      2,145,587
 Custodian fees.................................        31,593        3,425       109,000       783,682        425,873
 Registration and filing fees...................        66,928       23,072        49,329       198,340         72,510
 Professional fees..............................        18,958        3,253        57,175        82,293        264,472
 Directors' fees and expenses (Note 5)..........         5,255        1,043        15,293        35,704         56,003
 Other..........................................        27,636        5,443        77,854       166,983        239,772
                                                    ---------    --------     ----------    ----------     -----------
Total expenses..................................     7,891,181    1,009,502    19,365,001    47,159,072     65,658,410
                                                    ---------    --------     ----------    ----------     -----------
 Net investment income..........................    10,213,551      413,044   141,159,184   521,625,487    767,312,081
                                                    ---------    --------     ----------    ----------     -----------
Realized and unrealized gain (loss) from investments and foreign currency:
  Net realized gain (loss) from:
   Investments..................................    13,376,673    3,012,745   101,323,796    56,682,095    (50,886,927)
   Foreign currency transactions................            --           --            --    (2,231,197)            --
  Net unrealized appreciation (depreciation) on:
 Investments....................................   131,354,444    8,557,033   (76,822,756)   12,985,315   (183,394,082)
 Translation of assets and liabilities
 denominated in foreign currencies..............            --           --            --      (245,981)            --
                                                    ---------    --------     ----------    ----------     -----------
Net realized and unrealized gain (loss) on investments
 and foreign currencies.........................   144,731,117   11,569,778    24,501,040    67,190,232   (234,281,009)
                                                    ---------    --------     ----------    ----------     -----------
Net increase in net assets resulting from operations           $154,944,668   $11,982,822  $165,660,224   $588,815,719
$533,031,072
                                                    =========    ========     ==========    ==========     ===========



Statements of Changes in Net Assets
for the years ended September 30, 1996 and 1995

                                      Growth Fund                  DynaTech Fund                 Utilities Fund
                                -----------------------        ---------------------         -----------------------
                                  1996            1995          1996          1995            1996            1995
                               -----------     ----------    ----------     ---------      -----------     -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income....   $ 10,213,551    $ 6,365,342      $ 413,044     $ 856,910   $ 141,159,184   $ 154,801,327
  Net realized gain from
 security transactions.....     13,376,673      2,390,493      3,012,745     1,652,070     101,323,796      19,981,831
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies........    131,354,444    156,404,122      8,557,033    19,366,149     (76,822,756)    398,271,409
                               -----------     ----------    ----------     ---------      -----------     -----------
Net increase in net
 assets resulting
 from operations...........    154,944,668    165,159,957     11,982,822    21,875,129     165,660,224     573,054,567
Distributions to shareholders
 from:
 Undistributed net investment
  income:
  Class I..................     (6,279,423)    (4,752,106)      (854,965)     (337,856)   (138,119,821)   (154,359,654)
  Class II.................        (57,905)            --             --            --        (747,247)       (100,164)
 Net realized capital gain:
  Class I..................     (5,915,536)    (1,478,440)    (1,652,070)     (896,402)    (19,902,855)     (1,914,525)
  Class II.................        (56,415)            --             --            --         (78,972)             --
Increase (decrease) in net assets
 from capital share transactions
 (Note 2)..................    204,241,737     41,477,162      2,045,737     4,933,183    (360,939,808)   (214,844,085)
                               -----------     ----------    ----------     ---------      -----------     -----------
Net increase (decrease)
 in  net assets............    346,877,126    200,406,573     11,521,524    25,574,054    (354,128,479)    201,836,139
Net assets:
 Beginning of year.........    717,026,094    516,619,521     92,986,638    67,412,584   2,774,344,423   2,572,508,284
                               -----------     ----------    ----------     ---------      -----------     -----------
 End of year............... $1,063,903,220   $717,026,094   $104,508,162   $92,986,638  $2,420,215,944  $2,774,344,423
                               ===========     ==========    ==========     =========      ===========     ===========
Undistributed net investment income included in net assets:
Beginning of year..........    $ 6,336,281    $ 4,733,342      $ 845,843     $ 326,789     $ 7,091,302     $ 6,749,793
                               ===========     ==========    ==========     =========      ===========     ===========
End of year................   $ 10,212,504    $ 6,336,281      $ 403,922     $ 845,843     $ 9,384,835     $ 7,091,302
                               ===========     ==========    ==========     =========      ===========     ===========



                                                                Income Fund             U.S. Government Securities Fund
                                                          -----------------------         --------------------------
                                                          1996             1995             1996             1995
                                                       -----------      -----------     ------------     ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (Note 1)..................    $ 521,625,487   $ 429,152,388     $ 767,312,081    $ 836,543,555
  Net realized gain (loss) from security transactions
 and foreign currency transactions (Note 1).......       54,450,898      34,267,583       (50,886,927)     (57,944,614)
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies....       12,739,334     247,694,923      (183,394,082)     636,365,221
                                                       -----------      -----------     ------------     ------------
Net increase in net assets resulting from operations                    588,815,719       711,114,894      533,031,072
1,414,964,162
Distributions to shareholders:
 From undistributed net investment income:
  Class I.........................................     (496,461,082)   (424,364,184)     (772,347,077)    (818,027,564)
  Class II........................................      (14,090,940)       (658,851)       (2,259,432)        (102,491)
 From net realized capital gain:
  Class I.........................................      (70,836,803)    (62,309,280)               --               --
  Class II........................................       (1,197,351)                               --               --
Increase (decrease) in net assets from capital share
 transactions (Note 2)............................    1,165,627,354     836,323,234      (684,584,180)  (1,152,281,674)
                                                       -----------      -----------     ------------     ------------
Net increase (decrease) in net assets.............    1,171,856,897   1,060,105,813      (926,159,617)    (555,447,567)
Net assets:
 Beginning of year................................    5,951,610,357   4,891,504,544    11,113,299,872   11,668,747,439
                                                       -----------      -----------     ------------     ------------
 End of year......................................   $7,123,467,254  $5,951,610,357   $10,187,140,255  $11,113,299,872
                                                       ===========      ===========     ============     ============
Undistributed net investment income included in net assets:
 Beginning of year................................      $ 1,820,982     $ 8,679,566      $ 24,585,885      $ 6,172,385
                                                       ===========      ===========     ============     ============
 End of year......................................     $ 34,315,598     $ 1,820,982      $ 17,291,457     $ 24,585,885
                                                       ===========      ===========     ============     ============


NOTES TO FINANCIAL STATEMENTS
Franklin Custodian Funds, Inc.




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Corporation) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Corporation's shares are offered in five different Series (the Funds) with each Fund, in effect, representing a separate fund and each of the Funds maintaining a totally separate investment portfolio. The investment objectives of the Funds are as follows:

Capital Growth        Growth and Income     Current Income
-----------           -----------           -----------------------
Growth Fund           Utilities Fund        U.S. Government Securities Fund
DynaTech Fund         Income Fund

The Funds offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began September 16, 1996 for the DynaTech Fund and May 1, 1995 for the other Funds. All previously outstanding shares became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:
Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no recent sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Funds may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Directors (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

The fair value of securities restricted as to resale are determined following procedures established by the Board.

b. Income Taxes:
The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:
Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative portion of net assets of each class.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions - see Note 7.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions.

e. Accounting Estimates:
The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Expense Allocation:
Common expenses incurred by the Corporation are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

g. Foreign Currency Translation:
The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

h. Repurchase Agreements:
The Funds, except the U.S. Government Securities Fund, may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At September 30, 1996, all outstanding repurchase agreements held by the Funds had been entered into on that date.

i. Securities Purchased on a When-Issued or Delayed Delivery Basis:
The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date.These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets.


2. CAPITAL STOCK

At September 30, 1996, there were 14 billion shares of capital stock authorized. The shares of $.01 par value capital stock were allocated to the Funds as follows:

                                                                                                          U.S. Government
                                                  Growth Fund  DynaTech FundUtilities Fund  Income Fund   Securities Fund
                                                   ---------     ---------     ---------    ----------      ----------
Class I........................................   250,000,000   250,000,000  400,000,000   3,600,000,000  2,500,000,000
Class II.......................................   250,000,000   250,000,000  400,000,000   3,600,000,000  2,500,000,000

Transactions in each of the Fund's shares for the year ended September 30, 1996 and 1995 were as follows:

                                              Growth Fund               DynaTech Fund              Utilities Fund
                                         --------------------        -------------------        ---------------------
Class I Shares:                         Shares        Amount        Shares       Amount        Shares        Amount
                                       --------     ----------     --------     ---------     ---------    ----------
1996
 Shares sold........................  14,573,392   $309,789,082   3,079,877    $39,604,883   21,426,300   $215,939,345
 Shares issued in reinvestment
  of distributions..................     540,805     10,967,608     177,727      2,205,599   11,952,242    118,303,241
 Shares redeemed....................  (7,187,477)  (152,895,280) (3,085,060)   (39,764,944) (70,389,767)  (706,923,314)
                                       --------     ----------     --------     ---------     ---------    ----------
 Net increase (decrease)............   7,926,720   $167,861,410     172,544    $ 2,045,538  (37,011,225) $(372,680,728)
                                       ========     ==========     ========     =========     =========    ==========
1995
 Shares sold........................   8,141,407   $135,982,519   2,713,802    $30,766,303   44,589,208   $392,675,656
 Shares issued in reinvestment
  of distributions..................     376,366      5,532,585     109,288      1,078,651   12,895,110    114,654,996
 Shares redeemed....................  (6,256,752)  (103,993,273) (2,395,735)   (26,911,771) (82,691,074)  (730,136,809)
                                       --------     ----------     --------     ---------     ---------    ----------
 Net increase (decrease)............   2,261,021   $ 37,521,831     427,355    $ 4,933,183  (25,206,756) $(222,806,157)
                                       ========     ==========     ========     =========     =========    ==========
Class II Shares:
1996+
 Shares sold........................   1,925,516   $ 41,102,731          14          $ 199    1,459,417   $ 14,693,105
 Shares issued in reinvestment
  of distributions..................       4,957        100,242          --             --       67,296        663,744
 Shares redeemed....................    (224,665)    (4,822,646)         --             --     (363,584)    (3,615,929)
                                       --------     ----------     --------     ---------     ---------    ----------
 Net increase.......................   1,705,808   $ 36,380,327          14          $ 199    1,163,129   $ 11,740,920
                                       ========     ==========     ========     =========     =========    ==========
1995*
 Shares sold........................     233,454    $ 4,286,079                                 859,907    $ 7,973,029
 Shares issued in reinvestment
  of distributions..................          --             --                                   8,744         80,958
 Shares redeemed....................     (18,180)      (330,748)                                 (9,894)       (91,915)
                                       --------     ----------                                ---------    ----------
 Net increase.......................     215,274    $ 3,955,331                                 858,757    $ 7,962,072
                                       ========     ==========                                =========    ==========


                                                                    Income Fund          U.S. Government Securities Fund
                                                               ---------------------         -----------------------
                                                              Shares         Amount          Shares         Amount
                                                            ----------    ------------     ----------    ------------
Class I Shares:
1996
 Shares sold.............................................   642,104,925  $1,473,287,913    85,184,579    $ 579,402,859
 Shares issued in reinvestment of distributions .........   150,894,313     344,863,416    51,937,467      352,406,036
 Shares redeemed.........................................  (405,681,073)   (929,200,372) (245,065,339)  (1,663,170,694)
                                                            ----------    ------------     ----------    ------------
 Net increase (decrease).................................   387,318,165   $ 888,950,957  (107,943,293)  $ (731,361,799)
                                                            ==========    ============     ==========    ============
1995
 Shares sold.............................................   583,098,728  $1,274,109,225    79,866,189    $ 530,154,088
 Shares issues in reinvestment of distributions..........   135,535,586     293,424,537    54,489,699      359,042,632
 Shares redeemed.........................................  (365,297,824)   (795,682,760) (312,000,457)  (2,053,095,659)
                                                            ----------    ------------     ----------    ------------
 Net increase (decrease).................................   353,336,490   $ 771,851,002  (177,644,569) $(1,163,898,939)
                                                            ==========    ============     ==========    ============

                                                                    Income Fund          U.S. Government Securities Fund
                                                               ---------------------         -----------------------
                                                              Shares         Amount          Shares         Amount
                                                            ----------    ------------     ----------    ------------
Class II Shares:
1996
 Shares sold.............................................   126,159,539   $ 289,827,410     7,668,930     $ 51,954,655
 Shares issued in reinvestment of distributions .........     4,108,044       9,379,710       212,412        1,428,321
 Shares redeemed.........................................    (9,852,944)    (22,530,723)     (982,730)      (6,605,357)
                                                            ----------    ------------     ----------    ------------
 Net increase............................................   120,414,639   $ 276,676,397     6,898,612     $ 46,777,619
                                                            ==========    ============     ==========    ============
1995*
 Shares sold.............................................    29,016,628    $ 65,457,754     1,732,757     $ 11,791,414
 Shares issues in reinvestment of distributions..........       169,489         381,668         8,234           55,942
 Shares redeemed.........................................      (604,942)     (1,367,190)      (33,818)        (230,091)
                                                            ----------    ------------     ----------    ------------
 Net increase............................................    28,581,175    $ 64,472,232     1,707,173     $ 11,617,265
                                                            ==========    ============     ==========    ============
*For the period May 1, 1995 to September 30, 1995.

3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At September 30, 1996, for tax purposes, the Funds had accumulated net realized gains or capital loss carryovers as follows:

                                                                  Growth Fund  DynaTech FundUtilities Fund   Income Fund
                                                                   --------      ---------     ---------      --------
Accumulated net realized gains..................................  $9,795,215     $3,012,745  $101,326,200   $30,949,499
                                                                   ========      =========     =========      ========

                                                                                                          U.S. Government

                                                                                                          Securities Fund
                                                                                                             ---------
Capital loss carryovers
Expiring in:1997........................................................................................   $ 92,974,800
            1998........................................................................................     74,910,973
            1999........................................................................................     67,082,683
            2002........................................................................................    111,364,839
            2003........................................................................................      3,698,366
            2004........................................................................................     57,539,179
                                                                                                             ---------
                                                                                                           $407,570,840
                                                                                                             =========

From November 1, 1995 through September 30, 1996, the U.S. Government Securities Fund incurred approximately $47,593,996 of realized capital losses. As permitted by Tax regulations, the U.S. Government Securities Fund intends to elect to defer these losses and treat them as having arisen in the year ended September 30, 1997.

The U.S. Government Securities Fund had capital loss carryovers of $266,310,966 which expired at September 30, 1996 and were reclassified to paid-in capital pursuant to Statement of Position (SOP) 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial statement purposes at September 30, 1996 by $2,400 in the Utilities Fund.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended September 30, 1996, were as follows:

                                                                                                         U.S. Government
                                               Growth Fund  DynaTech FundUtilities Fund    Income Fund   Securities Fund
                                                ---------     ---------     ---------      ----------      ----------
Purchases..................................   $58,628,245   $14,778,072   $435,055,271   $3,696,321,585   $ 835,541,261
Sales......................................   $15,654,062   $ 9,304,239   $628,087,325   $1,456,344,898  $1,479,073,986

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:
Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund on the last day of the month as follows:

  Annualized Fee Rate       Month End Net Assets
     ------------           -----------------------------------
        0.625%              First $100 million
        0.500%              Over $100 million, up to and including $250 million
        0.450%              Over $250 million, up to and including $10 billion
        0.440%              Over $10 billion, up to and including $12.5 billion

Fees are further reduced on net assets over $12.5 billion. The terms of the management agreement provide that annual aggregate expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which each Fund's shares are registered. For the year ended September 30, 1996, the Funds' expenses did not exceed these limitations.

b. Shareholder Services Agreement:
Under the terms of a shareholder service agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the year ended September 30, 1996, aggregated $12,781,687, of which $11,756,731 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:
Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Funds reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.15% per annum for Class I and 0.65% per annum for Class II, of the average daily net assets of such class of the Income, Utilities and U.S. Government Securities Funds and up to a maximum of 0.25% per annum for Class I and 1.00% per annum for Class II, of the average daily net assets of such class of the Growth and DynaTech Funds, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $24,755,125 for the year ended September 30, 1996.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' capital stock. Commissions are deducted form the gross proceeds received from the sale of the capital stock of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers, and applicable contingent deferred sales charges for the year ended September 30, 1996, were as follows:

                                                                                                          U.S. Government
                                                     Growth Fund DynaTech FundUtilities Fund Income Fund  Securities Fund
                                                       -------     ---------     --------     ---------      ---------
Class I
Total commissions received........................   $4,460,999      $285,073   $3,759,514   $44,188,995    $12,612,378
Paid to other dealers.............................   $4,062,236      $256,380   $3,628,541   $42,383,014    $12,067,431
Contingent deferred sales charges.................          $--           $--          $--       $ 3,885          $ 486
Class II+
Total commissions received........................    $ 374,571           $--    $ 154,144   $ 2,617,728      $ 547,978
Paid to other dealers.............................    $ 723,307           $--    $ 287,072   $ 5,742,911    $ 1,024,752
Contingent deferred sales charges.................      $ 7,930           $--     $ 11,237     $ 132,943       $ 22,745

+For the period September 16, 1996 to September 30, 1996 for the DynaTech Fund.

d. Other Affiliated Parties and Transactions:
During the year ended September 30, 1996, legal fees of $69,679 were incurred to a law firm in which Brian E. Lorenz, Secretary of the Corporation, is a partner. Such fees were allocated to each fund as described in Note 1.

Certain officers and directors of the Corporation are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. RESTRICTED SECURITIES
A restricted security is a security which has not been registered with the Securities Exchange Commission pursuant to the Securities Act of 1933. The Funds may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Funds' restricted securities are currently valued as disclosed in Note 1. At September 30, 1996, the Income Fund held restricted securities with a value aggregating $60,502,287 representing .8% of the Fund's net assets. Such securities are:

 Face Amount  Security                                                      Acquisition Date      Cost          Value
  --------    ---------------------------------------------                   ------------      ---------     ---------
$40,000,000   Boardwalk Casino, Inc., First Mortgage Bonds, 16.50%, 03/31/05   4/12/95        $37,356,145    $40,072,000

   Shares
 --------
  2,097,121   Bibb Co. ...................................................       9/27/96       29,681,691    17,587,500
  1,281,869   Boardwalk Casino, Inc., Warrants............................       4/12/95        2,643,855     2,814,343
     59,258   Zale Corp., Ltd., Partnership Units.........................       7/30/93           42,074        28,444


7. CREDIT RISK AND DEFAULTED SECURITIES

The Income Fund has 45.8% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 1996, the Income Fund held one defaulted security with a value aggregating $2,730,000, representing .04% of the Fund's net assets. For information as to the specific security, see the accompanying Statement of Investments in Securities and Net Assets.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

There are certain credit risks due to the manner in which certain Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries, sectors or counties as follows:

         The Utilities Fund has investments in excess of 10% of net assets in the Utilities Industry. The Income Fund has investments in excess of 10% of net assets in various foreign government agencies.


8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by any of the Funds, are defined in the Investment Company Act of 1940 as affiliated companies. The Growth Fund and the Income Fund had investments in such affiliated companies at September 30, 1996, with a value in the amount of $6,906 and $10,179,527, respectively.


9. SUBSEQUENT EVENTS
On September 17, 1996 and October 18, 1996, the Board of Directors declared distributions as follows:


                                                                                                     From Undistributed
Fund                                                                      Record Date  Payment Date Net Investment Income
--------------------------------------------------------------             --------      ---------     ---------------
U.S. Government Securities Fund - Class I...............................      9/30        10/15            $0.0410
U.S. Government Securities Fund - Class II..............................      9/30        10/15             0.0378
U.S. Government Securities Fund - Class I...............................     10/31        11/15             0.0410
U.S. Government Securities Fund - Class II..............................     10/31        11/15             0.0378
Income Fund - Class I...................................................      9/30        10/15             0.0150
Income Fund - Class II..................................................      9/30        10/15             0.0140
Income Fund - Class I...................................................     10/31        11/15             0.0150
Income Fund - Class II..................................................     10/31        11/15             0.0140

10. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period by Fund are as follows:


                         Per Share Operating Performance                                             Ratios/Supplemental Data
               ---------------------------------------------------                               -------------------------------
                             Net                        Distri-                                Ratio of  Ratio of
                         Realized &            Distri-  butions          Net             Net   Expenses   Net In-
  Year   Net Asset   Net Unrealized   Total    butions   From           Asset          Assets     to     vestment           Average
  Ended  Value at  Invest-  Gain      From    From Net Realized Total Value at         at End   Average  Income toPortfolio  Com-
SeptemberBeginning  ment  (Loss) onInvestmentInvestment CapitalDistri- End of  Total  of Period   Net     Average Turnover  mission
   30,   of Period IncomeSecuritiesOperations  Income    Gains butions Period Return***(in 000's)Assets  Net Assets  Rate   Rate****

Growth Fund:**
Class I Shares:
1992      $13.45   $.229  $ .524    $ .753    $(.353)  $(.150)$(.503)  $13.70    5.73% $ 532,971    .66%     2.06%     .81%     --
1993       13.70    .232    .575      .807     (.189)   (.068) (.257)   14.25    5.87    560,824    .64      1.64     1.70      --
1994       14.25    .190    .899      1.089    (.297)   (.082) (.379)   14.96    7.63    516,620    .77      1.23     6.52      --
1995       14.96    .170    4.427     4.597    (.135)   (.042) (.177)   19.38    31.11   712,866    .90      1.08     1.39      --
1996       19.38    .220    3.538     3.758    (.164)   (.154) (.318)   22.82    19.60  1,020,486   .87      1.16     2.03     .0543
Class II Shares:
1995+      16.88    .023    2.427     2.450      --       --     --     19.33    14.72    4,161   1.79+++   0.37+++   1.39      --
1996       19.33    .120    3.463     3.583    (.159)   (.154) (.313)   22.60    18.73   43,417    1.63      0.40     2.03     .0543
DynaTech Fund:**
Class I Shares:
1992       8.68     .120    .522      .642     (.112)     --   (.112)   9.21     7.29    64,595     .81      1.42     10.70     --
1993       9.21     .102    1.207     1.309    (.117)   (.112) (.229)   10.29    14.36   71,469     .81      1.03     26.56     --
1994       10.29    .070    .210      .280     (.124)   (.596) (.720)   9.85     2.89    67,413    1.00       .69     9.73      --
1995       9.85     .118    2.991     3.109    (.049)   (.130) (.179)   12.78    32.10   92,987    1.01      1.11     9.83      --
1996       12.78    .060    1.536     1.596    (.118)   (.228) (.346)   14.03    12.84   104,508   1.05      0.43     11.94    .0551
Class II Shares:++
1996       13.57    .004    .460      .464       --       --     --     14.03    3.39      --     1.85+++  (.14)+++   11.94    .0551
Utilities Fund:
Class I Shares:
1992        8.81    .530     .849     1.379    (.559)     --   (.559)    9.63    15.89  2,191,095   .57      5.90     1.39x     --
1993       9.63     .534    1.161     1.695    (.545)     --   (.545)   10.78    17.83  3,626,774   .55      5.30     7.81      --
1994       10.78    .550   (2.436)   (1.886)   (.524)   (.040) (.564)   8.33    (17.94) 2,572,508   .64      5.76     6.34      --
1995       8.33     .527    1.424     1.951    (.524)   (.007) (.531)   9.75     24.19  2,765,976   .73      5.88     5.55      --
1996       9.75     .537    .039      .576     (.524)   (.072) (.596)   9.73     5.94   2,400,561   .71      5.24     17.05    .0486
Class II Shares:
1995+      8.89     .228    .880      1.108    (.248)     --   (.248)   9.75     13.01    8,369   1.21+++   5.15+++   5.55      --
1996       9.75     .462    .061      .523     (.481)   (.072) (.553)   9.72     5.39    19,655    1.23      4.86     17.05    .0486
Income Fund:
Class I Shares:
1992       2.08     .190    .194      .384     (.205)   (.009) (.214)   2.25     18.80  2,483,501   .55      9.11     23.30     --
1993       2.25     .180    .227      .407     (.185)   (.012) (.197)   2.46     18.76  3,935,444   .54      7.84     25.41     --
1994       2.46     .170   (.201)    (.031)    (.180)   (.029) (.209)   2.22    (1.52)  4,891,505   .64      7.37     23.37     --
1995       2.22     .180    .108      .288     (.180)   (.028) (.208)   2.30     14.00  5,885,788   .71      8.26     58.64     --
1996       2.30     .190    .017      .207     (.180)   (.027) (.207)   2.30     9.43   6,780,153   .70      8.27     25.29    .0518
Class II Shares:
1995+      2.18     .079    .113      .192     (.072)     --   (.072)   2.30     8.96    65,822   1.23+++   7.89+++   58.64     --
1996       2.30     .170    .025      .195     (.168)   (.027) (.195)   2.30     8.86    343,314   1.21      7.84     25.29    .0518
U.S. Government Securities Fund:*
Class I Shares:
1992       7.14     .609    .106      .715     (.595)     --   (.595)   7.26     10.14 13,617,157   .53      8.46     38.75     --
1993       7.26     .557   (.056)     .501     (.561)     --   (.561)   7.20     6.86  14,268,516   .52      7.71     43.10     --
1994       7.20     .500   (.678)    (.178)    (.512)     --   (.512)   6.51    (2.75) 11,668,747   .55      7.37     18.28     --
1995       6.51     .497    .348      .845     (.485)     --   (.485)   6.87     13.56 11,101,605   .61      7.50     5.48      --
1996       6.87     .488   (.146)     .342     (.492)     --   (.492)   6.72     5.15  10,129,483   .61      7.18     8.01      --
Class II Shares:
1995+      6.67     .206    .167      .373     (.193)     --   (.193)   6.85     5.66    11,695   1.18+++   6.48+++   5.48      --
1996       6.85     .454   (.152)     .302     (.452)     --   (.452)   6.70     4.55    57,657    1.17      6.80     8.01      --

+For the period May 1, 1995 (effective date) to September 30, 1995.
++For the period September 16, 1996 (effective date) to September 30, 1996. +++Annualized
*Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.
**Data prior to 1992 has been adjusted to reflect a two-for-one stock split in the form of a 100% stock dividend to shareholders of record effective on the beginning of business on June 1, 1992.
***Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charge on reinvested dividends was eliminated. The total return may differ from that reported in the Manager's Discussion due to differences between net asset values quoted and net asset values calculated for financial reporting purposes.
****Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of their ordinary income dividends paid by the Funds as income qualifying for the dividends received deduction for the year ended September 30, 1996.

Growth Fund 99.86% DynaTech Fund 15.26% Utilities Fund 81.37% Income Fund24.17%

The amounts reported above are estimated percentages and should be used for information purposes only.
Franklin Custodian Funds Annual Report 9/30/96.


APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie chart format the asset allocation of the fund's securities as a percentage of the fund's total net assets.


Asset Allocation on September 30, 1996

Equity                                               80.8%
Short-Term Obligations &                             19.2%
  Other Net Assets

GRAPHIC MATERIAL (2)

This chart shows in pie format the portfolio breakdown of the fund's securities as a percentage of the fund's total net assets.


Portfolio Breakdown on September 30, 1996

Health Care -- Diversified                           9.2%
Pharmaceuticals                                      9.0%
Aerospace                                            7.4%
Data Processing                                      6.5%
Transportation                                       6.4%
Environmental Protection &                           6.3%
   Purification
Electronics & Electrical Equipment                   5.4%
Chemicals                                            4.9%
Communications & Entertainment                       4.5%
Business Services                                    4.1%
Other Industries                                     17.1%
Short-Term Obligations &                             19.2%
   Other Net Assets

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the fund's Class I Shares with the S&P 500 Stock Index, based on a $10,000 investment from 10/1/86 to 9/30/96.

Period Ending                  Fund                     Index

10/1/86                        $9,555                   $10,000
10/31/86                       $10,045                  $10,577
11/30/86                       $10,274                  $10,834
12/31/86                       $10,182                  $10,558
1/31/87                        $11,342                  $11,980
2/28/87                        $11,901                  $12,453
3/31/87                        $12,102                  $12,813
4/30/87                        $12,095                  $12,699
5/31/87                        $12,310                  $12,809
6/30/87                        $12,790                  $13,456
7/31/87                        $13,212                  $14,139
8/31/87                        $13,504                  $14,666
9/30/87                        $13,491                  $14,345
10/31/87                       $12,043                  $11,255
11/30/87                       $11,186                  $10,327
12/31/87                       $12,220                  $11,113
1/31/88                        $12,430                  $11,581
2/29/88                        $13,094                  $12,121
3/31/88                        $12,802                  $11,746
4/30/88                        $12,836                  $11,877
5/31/88                        $12,721                  $11,979
6/30/88                        $13,392                  $12,529
7/31/88                        $13,188                  $12,481
8/31/88                        $12,579                  $12,057
9/30/88                        $13,060                  $12,570
10/31/88                       $13,202                  $12,920
11/30/88                       $13,087                  $12,735
12/31/88                       $13,337                  $12,958
1/31/89                        $14,204                  $13,907
2/28/89                        $13,878                  $13,560
3/31/89                        $14,010                  $13,876
4/30/89                        $14,738                  $14,596
5/31/89                        $15,057                  $15,188
6/30/89                        $14,897                  $15,101
7/31/89                        $16,097                  $16,465
8/31/89                        $16,694                  $16,787
9/30/89                        $16,604                  $16,718
10/31/89                       $16,028                  $16,331
11/30/89                       $16,222                  $16,664
12/31/89                       $16,510                  $17,064
1/31/90                        $15,763                  $15,919
2/28/90                        $15,985                  $16,124
3/31/90                        $16,503                  $16,551
4/30/90                        $16,402                  $16,139
5/31/90                        $17,609                  $17,713
6/30/90                        $17,602                  $17,594
7/31/90                        $17,465                  $17,538
8/31/90                        $15,928                  $15,952
9/30/90                        $15,360                  $15,175
10/31/90                       $15,360                  $15,110
11/30/90                       $16,266                  $16,086
12/31/90                       $16,852                  $16,535
1/31/91                        $17,838                  $17,256
2/28/91                        $19,066                  $18,490
3/31/91                        $19,227                  $18,937
4/30/91                        $19,338                  $18,983
5/31/91                        $20,043                  $19,801
6/30/91                        $19,183                  $18,894
7/31/91                        $19,852                  $19,775
8/31/91                        $20,117                  $20,243
9/30/91                        $19,779                  $19,905
10/31/91                       $20,205                  $20,172
11/30/91                       $19,529                  $19,359
12/31/91                       $21,353                  $21,574
1/31/92                        $21,147                  $21,172
2/29/92                        $21,514                  $21,445
3/31/92                        $20,979                  $21,027
4/30/92                        $21,071                  $21,645
5/31/92                        $20,949                  $21,752
6/30/92                        $20,521                  $21,427
7/31/92                        $21,025                  $22,304
8/31/92                        $20,567                  $21,847
9/30/92                        $20,933                  $22,102
10/31/92                       $21,193                  $22,177
11/30/92                       $21,697                  $22,931
12/31/92                       $21,986                  $23,213
1/31/93                        $21,753                  $23,408
2/28/93                        $21,457                  $23,727
3/31/93                        $21,784                  $24,227
4/30/93                        $21,846                  $23,641
5/31/93                        $22,391                  $24,272
6/30/93                        $21,924                  $24,343
7/31/93                        $21,659                  $24,245
8/31/93                        $22,406                  $25,164
9/30/93                        $22,173                  $24,970
10/31/93                       $22,857                  $25,487
11/30/93                       $22,904                  $25,245
12/31/93                       $23,548                  $25,551
1/31/94                        $23,883                  $26,419
2/28/94                        $23,165                  $25,703
3/31/94                        $22,015                  $24,583
4/30/94                        $22,478                  $24,897
5/31/94                        $22,861                  $25,306
6/30/94                        $22,686                  $24,686
7/31/94                        $23,324                  $25,495
8/31/94                        $24,522                  $26,541
9/30/94                        $23,883                  $25,893
10/31/94                       $24,378                  $26,476
11/30/94                       $23,739                  $25,512
12/31/94                       $24,235                  $25,890
1/31/95                        $24,607                  $26,560
2/28/95                        $25,609                  $27,596
3/31/95                        $26,513                  $28,410
4/30/95                        $27,273                  $29,245
5/31/95                        $27,871                  $30,415
6/30/95                        $28,953                  $31,121
7/31/95                        $30,391                  $32,154
8/31/95                        $30,343                  $32,234
9/30/95                        $31,312                  $33,595
10/31/95                       $31,490                  $33,474
11/30/95                       $33,267                  $34,943
12/31/95                       $33,543                  $35,618
1/31/96                        $34,511                  $36,829
2/29/96                        $35,249                  $37,171
3/31/96                        $35,381                  $37,528
4/30/96                        $36,103                  $38,080
5/31/96                        $36,792                  $39,062
6/30/96                        $36,529                  $39,211
7/31/96                        $34,642                  $37,478
8/31/96                        $35,610                  $38,268
9/30/96                        $37,481                  $40,423

GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the fund's Class II Shares with the S&P 500 Stock Index, based on a $10,000 investment from 5/1/95 to 9/30/96.

Period Ending                  Fund                     Index

5/1/95                         $9,900                   $10,000
5/31/95                        $10,135                  $10,400
6/30/95                        $10,517                  $10,641
7/31/95                        $11,040                  $10,995
8/31/95                        $11,011                  $11,022
9/30/95                        $11,357                  $11,487
10/31/95                       $11,410                  $11,446
11/30/95                       $12,051                  $11,948
12/31/95                       $12,142                  $12,179
1/31/96                        $12,482                  $12,593
2/29/96                        $12,744                  $12,710
3/31/96                        $12,786                  $12,832
4/30/96                        $13,037                  $13,021
5/31/96                        $13,281                  $13,357
6/30/96                        $13,180                  $13,407
7/31/96                        $12,488                  $12,815
8/31/96                        $12,828                  $13,085
9/30/96                        $13,397                  $13,822

GRAPHIC MATERIAL (5)

This chart shows in pie format the portfolio breakdown of the fund's securities as a percentage of the fund's total net assets.

Portfolio Breakdown on September 30, 1996

Semiconductor/Manufacturer                              18.0%
Computer Software                                       10.5%
Computer Hardware                                        9.5%
Telecommunications                                       8.7%
Networking                                               6.7%
Medical Services                                         5.8%
Retail                                                   4.9%
Precision Instruments/Test Equipment                     4.9%
Pharmaceutical Manufacturers                             4.7%
Other Industries                                         9.7%
Short-Term Obligations &                                16.6%
   Other Net Assets

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the fund's Shares with the S&P 500 Stock Index and the Hambrecht & Quist Technology Index, based on a $10,000 investment from 10/1/86 to 9/30/96.

Period Ending             Fund                   Index               Index

10/1/86                   $9,542                 $10,000             $10,000
10/31/86                  $10,010                $10,577             $10,484
11/30/86                  $10,219                $10,834             $10,872
12/31/86                  $9,910                 $10,558             $10,417
1/31/87                   $11,679                $11,980             $12,923
2/28/87                   $12,640                $12,453             $14,192
3/31/87                   $12,730                $12,813             $14,308
4/30/87                   $12,901                $12,699             $14,954
5/31/87                   $12,790                $12,809             $14,954
6/30/87                   $13,071                $13,456             $14,672
7/31/87                   $13,652                $14,139             $14,598
8/31/87                   $14,373                $14,666             $16,104
9/30/87                   $14,183                $14,345             $16,289
10/31/87                  $11,278                $11,255             $11,433
11/30/87                  $10,347                $10,327             $10,300
12/31/87                  $11,268                $11,113             $12,015
1/31/88                   $11,455                $11,581             $11,600
2/29/88                   $12,261                $12,121             $12,569
3/31/88                   $11,959                $11,746             $11,896
4/30/88                   $12,180                $11,877             $12,158
5/31/88                   $12,080                $11,979             $11,839
6/30/88                   $12,986                $12,529             $12,754
7/31/88                   $12,402                $12,481             $11,909
8/31/88                   $11,616                $12,057             $10,925
9/30/88                   $11,858                $12,570             $11,310
10/31/88                  $11,697                $12,920             $10,995
11/30/88                  $11,304                $12,735             $10,570
12/31/88                  $11,999                $12,958             $11,301
1/31/89                   $12,897                $13,907             $12,098
2/28/89                   $12,634                $13,560             $11,764
3/31/89                   $12,685                $13,876             $11,388
4/30/89                   $13,486                $14,596             $12,194
5/31/89                   $14,388                $15,188             $12,962
6/30/89                   $14,074                $15,101             $11,991
7/31/89                   $15,007                $16,465             $12,501
8/31/89                   $15,179                $16,787             $12,721
9/30/89                   $15,463                $16,718             $12,599
10/31/89                  $15,077                $16,331             $12,274
11/30/89                  $15,351                $16,664             $11,678
12/31/89                  $15,569                $17,064             $12,259
1/31/90                   $15,102                $15,919             $11,687
2/28/90                   $15,258                $16,124             $12,134
3/31/90                   $15,914                $16,551             $12,653
4/30/90                   $15,859                $16,139             $12,223
5/31/90                   $17,749                $17,713             $13,912
6/30/90                   $17,938                $17,594             $13,734
7/31/90                   $17,527                $17,538             $12,649
8/31/90                   $15,881                $15,952             $11,085
9/30/90                   $15,058                $15,175             $9,935
10/31/90                  $14,913                $15,110             $9,545
11/30/90                  $15,670                $16,086             $10,440
12/31/90                  $16,064                $16,535             $11,206
1/31/91                   $17,681                $17,256             $12,850
2/28/91                   $18,854                $18,490             $13,931
3/31/91                   $18,968                $18,937             $14,542
4/30/91                   $19,047                $18,983             $14,550
5/31/91                   $20,083                $19,801             $15,117
6/30/91                   $18,785                $18,894             $13,816
7/31/91                   $19,730                $19,775             $14,562
8/31/91                   $20,356                $20,243             $14,977
9/30/91                   $19,776                $19,905             $14,400
10/31/91                  $20,038                $20,172             $15,091
11/30/91                  $19,639                $19,359             $14,596
12/31/91                  $21,760                $21,574             $16,567
1/31/92                   $22,267                $21,172             $17,535
2/29/92                   $22,394                $21,445             $18,275
3/31/92                   $21,518                $21,027             $17,118
4/30/92                   $21,506                $21,645             $16,718
5/31/92                   $21,356                $21,752             $16,706
6/30/92                   $21,056                $21,427             $15,700
7/31/92                   $21,656                $22,304             $16,430
8/31/92                   $21,125                $21,847             $15,790
9/30/92                   $21,241                $22,102             $16,369
10/31/92                  $21,402                $22,177             $17,216
11/30/92                  $22,094                $22,931             $18,340
12/31/92                  $22,673                $23,213             $19,056
1/31/93                   $23,003                $23,408             $19,862
2/28/93                   $22,744                $23,727             $18,575
3/31/93                   $23,192                $24,227             $18,778
4/30/93                   $22,720                $23,641             $17,715
5/31/93                   $23,854                $24,272             $19,315
6/30/93                   $23,547                $24,343             $19,182
7/31/93                   $23,074                $24,245             $18,207
8/31/93                   $23,995                $25,164             $19,175
9/30/93                   $24,302                $24,970             $19,523
10/31/93                  $24,397                $25,487             $20,058
11/30/93                  $24,043                $25,245             $20,315
12/31/93                  $24,357                $25,551             $20,795
1/31/94                   $24,966                $26,419             $22,021
2/28/94                   $24,890                $25,703             $22,277
3/31/94                   $24,204                $24,583             $20,984
4/30/94                   $23,823                $24,897             $20,564
5/31/94                   $24,154                $25,306             $20,689
6/30/94                   $23,265                $24,686             $19,461
7/31/94                   $24,001                $25,495             $20,198
8/31/94                   $25,449                $26,541             $22,221
9/30/94                   $25,017                $25,893             $22,202
10/31/94                  $26,058                $26,476             $23,772
11/30/94                  $25,576                $25,512             $23,604
12/31/94                  $25,626                $25,890             $24,137
1/31/95                   $25,859                $26,560             $24,027
2/28/95                   $26,557                $27,596             $25,829
3/31/95                   $27,152                $28,410             $26,865
4/30/95                   $28,264                $29,245             $28,571
5/31/95                   $29,091                $30,415             $29,417
6/30/95                   $31,367                $31,121             $32,590
7/31/95                   $32,789                $32,154             $35,414
8/31/95                   $32,427                $32,234             $36,086
9/30/95                   $33,047                $33,595             $37,113
10/31/95                  $33,694                $33,474             $37,590
11/30/95                  $33,228                $34,943             $37,378
12/31/95                  $32,322                $35,618             $36,241
1/31/96                   $32,348                $36,829             $37,047
2/29/96                   $33,491                $37,171             $38,460
3/31/96                   $32,827                $37,528             $36,965
4/30/96                   $35,511                $38,080             $40,997
5/31/96                   $36,787                $39,062             $41,568
6/30/96                   $35,618                $39,211             $38,663
7/31/96                   $33,491                $37,478             $34,985
8/31/96                   $34,714                $38,268             $35,005
9/30/96                   $37,292                $40,423             $35,044

GRAPHIC MATERIAL (7)

This chart shows in pie format the portfolio breakdown of the fund's securities as a percentage of the fund's total net assets.

Portfolio Breakdown on September 30, 1996

Stocks                                               84.5%
Corporate Bonds                                      11.5%
Short-Term Obligations &                              4.0%
    Other Net Assets

GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the fund's Class I Shares with the S&P 500 Stock Index, based on a $10,000 investment from 10/1/86 to 9/30/96.

Period Ending                        Fund                     Index

10/1/86                              $9,580                   $10,000
10/31/86                             $10,058                  $10,577
11/30/86                             $10,070                  $10,834
12/31/86                             $9,714                   $10,558
1/31/87                              $10,439                  $11,980
2/28/87                              $10,201                  $12,453
3/31/87                              $9,960                   $12,813
4/30/87                              $9,610                   $12,699
5/31/87                              $9,465                   $12,809
6/30/87                              $9,734                   $13,456
7/31/87                              $9,537                   $14,139
8/31/87                              $9,844                   $14,666
9/30/87                              $9,659                   $14,345
10/31/87                             $9,397                   $11,255
11/30/87                             $9,134                   $10,327
12/31/87                             $9,181                   $11,113
1/31/88                              $10,126                  $11,581
2/29/88                              $9,858                   $12,121
3/31/88                              $9,534                   $11,746
4/30/88                              $9,495                   $11,877
5/31/88                              $9,833                   $11,979
6/30/88                              $10,004                  $12,529
7/31/88                              $9,911                   $12,481
8/31/88                              $9,858                   $12,057
9/30/88                              $10,080                  $12,570
10/31/88                             $10,255                  $12,920
11/30/88                             $10,147                  $12,735
12/31/88                             $10,249                  $12,958
1/31/89                              $10,401                  $13,907
2/28/89                              $10,208                  $13,560
3/31/89                              $10,215                  $13,876
4/30/89                              $10,482                  $14,596
5/31/89                              $10,988                  $15,188
6/30/89                              $11,262                  $15,101
7/31/89                              $11,977                  $16,465
8/31/89                              $11,748                  $16,787
9/30/89                              $11,799                  $16,718
10/31/89                             $11,945                  $16,331
11/30/89                             $12,294                  $16,664
12/31/89                             $12,897                  $17,064
1/31/90                              $12,289                  $15,919
2/28/90                              $12,363                  $16,124
3/31/90                              $12,265                  $16,551
4/30/90                              $11,706                  $16,139
5/31/90                              $12,295                  $17,713
6/30/90                              $12,393                  $17,594
7/31/90                              $12,501                  $17,538
8/31/90                              $11,778                  $15,952
9/30/90                              $11,723                  $15,175
10/31/90                             $12,538                  $15,110
11/30/90                             $12,773                  $16,086
12/31/90                             $12,947                  $16,535
1/31/91                              $12,819                  $17,256
2/28/91                              $13,298                  $18,490
3/31/91                              $13,488                  $18,937
4/30/91                              $13,602                  $18,983
5/31/91                              $13,553                  $19,801
6/30/91                              $13,448                  $18,894
7/31/91                              $13,945                  $19,775
8/31/91                              $14,308                  $20,243
9/30/91                              $14,831                  $19,905
10/31/91                             $15,016                  $20,172
11/30/91                             $15,336                  $19,359
12/31/91                             $16,077                  $21,574
1/31/92                              $15,427                  $21,172
2/29/92                              $15,393                  $21,445
3/31/92                              $15,324                  $21,027
4/30/92                              $15,706                  $21,645
5/31/92                              $16,106                  $21,752
6/30/92                              $16,314                  $21,427
7/31/92                              $17,179                  $22,304
8/31/92                              $17,126                  $21,847
9/30/92                              $17,229                  $22,102
10/31/92                             $17,050                  $22,177
11/30/92                             $17,068                  $22,931
12/31/92                             $17,538                  $23,213
1/31/93                              $17,864                  $23,408
2/28/93                              $18,827                  $23,727
3/31/93                              $18,970                  $24,227
4/30/93                              $18,970                  $23,641
5/31/93                              $18,952                  $24,272
6/30/93                              $19,413                  $24,343
7/31/93                              $19,823                  $24,245
8/31/93                              $20,420                  $25,164
9/30/93                              $20,345                  $24,970
10/31/93                             $20,232                  $25,487
11/30/93                             $19,307                  $25,245
12/31/93                             $19,558                  $25,551
1/31/94                              $19,174                  $26,419
2/28/94                              $18,234                  $25,703
3/31/94                              $17,612                  $24,583
4/30/94                              $17,865                  $24,897
5/31/94                              $16,872                  $25,306
6/30/94                              $16,319                  $24,686
7/31/94                              $17,050                  $25,495
8/31/94                              $17,149                  $26,541
9/30/94                              $16,714                  $25,893
10/31/94                             $17,014                  $26,476
11/30/94                             $17,215                  $25,512
12/31/94                             $17,272                  $25,890
1/31/95                              $18,292                  $26,560
2/28/95                              $18,272                  $27,596
3/31/95                              $18,008                  $28,410
4/30/95                              $18,401                  $29,245
5/31/95                              $19,457                  $30,415
6/30/95                              $19,459                  $31,121
7/31/95                              $19,396                  $32,154
8/31/95                              $19,690                  $32,234
9/30/95                              $20,757                  $33,595
10/31/95                             $21,182                  $33,474
11/30/95                             $21,523                  $34,943
12/31/95                             $22,571                  $35,618
1/31/96                              $22,940                  $36,829
2/29/96                              $22,354                  $37,171
3/31/96                              $22,333                  $37,528
4/30/96                              $21,585                  $38,080
5/31/96                              $21,827                  $39,062
6/30/96                              $22,990                  $39,211
7/31/96                              $21,719                  $37,478
8/31/96                              $22,031                  $38,268
9/30/96                              $21,990                  $40,423

GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the fund's Class II Shares with the S&P 500 Stock Index, based on a $10,000 investment from 5/1/95 to 9/30/96.

Period Ending                        Fund                     Index

5/1/95                               $9,899                   $10,000
5/31/95                              $10,492                  $10,400
6/30/95                              $10,500                  $10,641
7/31/95                              $10,454                  $10,995
8/31/95                              $10,613                  $11,022
9/30/95                              $11,188                  $11,487
10/31/95                             $11,406                  $11,446
11/30/95                             $11,578                  $11,948
12/31/95                             $12,150                  $12,179
1/31/96                              $12,325                  $12,593
2/29/96                              $12,021                  $12,710
3/31/96                              $12,005                  $12,832
4/30/96                              $11,603                  $13,021
5/31/96                              $11,721                  $13,357
6/30/96                              $12,331                  $13,407
7/31/96                              $11,648                  $12,815
8/31/96                              $11,816                  $13,085
9/30/96                              $11,692                  $13,822

GRAPHIC MATERIAL (10)

This chart shows in pie format the portfolio breakdown of the fund's securities as a percentage of the fund's total net assets.

Portfolio Breakdown on September 30, 1996

Corporate Bonds                                        34.2%
Utilities Stocks                                       19.9%
Foreign Bonds                                          12.8%
U.S. Treasury Bonds & Notes                             7.4%
Oil & Gas Stocks                                        4.8%
Gold Stocks                                             3.4%
Pharmaceutical Stocks                                   1.9%
Consumer Goods Stocks                                   1.6%
REITs                                                   1.6%
Telecommunication Services Stocks                       1.4%
Cable & Media Stocks                                    1.3%
Other Stocks                                            1.2%
Cash & Equivalents                                      8.5%

GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the fund's Class I Shares with the S&P 500 Stock Index, the Lehman Brothers
Government/Corporate Bond Index, and the Lipper Income Funds Average, based on a $10,000 investment from 10/1/86 to 9/30/96.

Period Ending    Fund           Index               Index              Index

10/1/86          $9,574         $10,000             $10,000            $10,000
12/31/86         $9,854         $10,557             $10,307            $10,380
3/31/87          $10,855        $12,811             $10,460            $11,176
6/30/87          $10,607        $13,454             $10,262            $11,118
9/30/87          $10,485        $14,342             $9,962             $11,147
12/31/87         $10,334        $11,111             $10,544            $10,446
3/31/88          $10,848        $11,743             $10,921            $11,008
6/30/88          $11,082        $12,525             $11,030            $11,286
9/30/88          $11,159        $12,568             $11,236            $11,463
12/31/88         $11,244        $12,956             $11,344            $11,600
3/31/89          $11,599        $13,875             $11,467            $11,986
6/30/89          $12,257        $15,100             $12,389            $12,647
9/30/89          $12,458        $16,717             $12,506            $13,151
12/31/89         $12,668        $17,061             $12,957            $13,330
3/31/90          $12,389        $16,548             $12,810            $13,117
6/30/90          $12,811        $17,588             $13,271            $13,513
9/30/90          $11,712        $15,172             $13,350            $12,781
12/31/90         $11,557        $16,531             $14,031            $13,348
3/31/91          $13,483        $18,933             $14,409            $14,505
6/30/91          $14,308        $18,890             $14,626            $14,763
9/30/91          $15,603        $19,900             $15,467            $15,779
12/31/91         $16,313        $21,568             $16,292            $16,649
3/31/92          $17,404        $21,022             $16,047            $16,823
6/30/92          $18,283        $21,422             $16,699            $17,321
9/30/92          $18,605        $22,096             $17,514            $17,935
12/31/92         $18,799        $23,208             $17,526            $18,282
3/31/93          $20,303        $24,222             $18,343            $19,219
6/30/93          $21,227        $24,341             $18,895            $19,649
9/30/93          $22,165        $24,969             $19,522            $20,286
12/31/93         $22,847        $25,548             $19,465            $20,497
3/31/94          $21,667        $24,580             $18,852            $19,867
6/30/94          $21,331        $24,683             $18,618            $19,780
9/30/94          $21,865        $25,890             $18,712            $20,183
12/31/94         $21,391        $25,885             $18,781            $19,907
3/31/95          $22,270        $28,406             $19,716            $21,016
6/30/95          $23,903        $31,119             $20,994            $22,279
9/30/95          $24,926        $33,593             $21,395            $23,328
12/31/95         $25,946        $35,615             $22,392            $24,376
3/31/96          $26,107        $37,528             $21,868            $24,844
6/30/96          $26,861        $39,213             $21,970            $25,296
9/30/96          $27,277        $40,423             $22,359            $25,792

GRAPHIC MATERIAL (12)

The following line graph hypothetically compares the performance of the fund's Class II Shares with the S&P 500 Stock Index, the Lehman Brothers
Government/Corporate Bond Index, and the Lipper Income Funds Average, based on a $10,000 investment from 5/1/95 to 9/30/96.

Period Ending    Fund          Index               Index              Index

5/1/95           $9,909        $10,000             $10,000            $10,000
6/30/95          $10,410       $10,641             $10,502            $10,403
9/30/95          $10,846       $11,487             $10,703            $10,893
12/31/95         $11,275       $12,178             $11,201            $11,382
3/31/96          $11,379       $12,832             $10,939            $11,601
6/30/96          $11,642       $13,409             $10,991            $11,812
9/30/96          $11,707       $13,822             $11,185            $12,043

GRAPHIC MATERIAL (13)

This point graph demonstrates the risk vs. return rate of the fund against the Merrill Lynch 10-Year Treasury, Merrill Lynch 20-Year Treasury and the average one-year Certificate of Deposit.

Risk vs. Return (10/90 - 9/96)

                -------------------------
ML10YR                  7.20        6.97
ML30YR                  8.33        9.87
USG                     6.68        3.40
CDS 1 YR  $U            4.41        0.31
                -------------------------

GRAPHIC MATERIAL (14)

This bar chart demonstrates the yield comparison between the fund (6.81%), the average GNMA fund (6.22%), a 1-Year CD (5.39%), and the average Money Market Fund (4.66%).

GRAPHIC MATERIAL (15)

The following line graph hypothetically compares the performance of the fund's Class I Shares with the Lehman Brothers Intermediate U.S. Government Bond Index and the Consumer Price Index, based on a $10,000 investment from 10/1/86 to 9/30/96.

Period Ending        Fund                   Index                    Index

10/1/86              9574                   10000                    10000
Oct-86               9,665                  10,126                   10,009
Nov-86               9,802                  10,223                   10,018
Dec-86               9,855                  10,250                   10,027
Jan-87               9,975                  10,342                   10,090
Feb-87               10,069                 10,394                   10,127
Mar-87               10,096                 10,371                   10,172
Apr-87               9,822                  10,187                   10,227
May-87               9,809                  10,165                   10,263
Jun-87               9,977                  10,285                   10,299
Jul-87               10,016                 10,307                   10,326
Aug-87               10,027                 10,281                   10,380
Sep-87               9,825                  10,152                   10,434
Oct-87               10,038                 10,455                   10,461
Nov-87               10,181                 10,517                   10,471
Dec-87               10,280                 10,619                   10,471
Jan-88               10,602                 10,883                   10,498
Feb-88               10,689                 10,998                   10,525
Mar-88               10,671                 10,952                   10,571
Apr-88               10,668                 10,933                   10,625
May-88               10,649                 10,881                   10,662
Jun-88               10,877                 11,058                   10,707
Jul-88               10,843                 11,025                   10,752
Aug-88               10,840                 11,039                   10,798
Sep-88               11,025                 11,230                   10,870
Oct-88               11,213                 11,385                   10,906
Nov-88               11,114                 11,287                   10,915
Dec-88               11,046                 11,299                   10,933
Jan-89               11,190                 11,412                   10,988
Feb-89               11,170                 11,362                   11,033
Mar-89               11,167                 11,415                   11,097
Apr-89               11,364                 11,645                   11,169
May-89               11,631                 11,870                   11,233
Jun-89               11,917                 12,173                   11,260
Jul-89               12,068                 12,420                   11,287
Aug-89               12,012                 12,252                   11,305
Sep-89               12,061                 12,311                   11,341
Oct-89               12,251                 12,570                   11,395
Nov-89               12,390                 12,694                   11,423
Dec-89               12,493                 12,731                   11,441
Jan-90               12,436                 12,652                   11,559
Feb-90               12,505                 12,699                   11,613
Mar-90               12,538                 12,714                   11,677
Apr-90               12,516                 12,672                   11,696
May-90               12,811                 12,943                   11,722
Jun-90               12,954                 13,114                   11,786
Jul-90               13,193                 13,298                   11,831
Aug-90               13,166                 13,250                   11,939
Sep-90               13,255                 13,368                   12,040
Oct-90               13,403                 13,554                   12,112
Nov-90               13,650                 13,758                   12,139
Dec-90               13,840                 13,948                   12,139
Jan-91               14,031                 14,092                   12,211
Feb-91               14,102                 14,178                   12,230
Mar-91               14,216                 14,256                   12,248
Apr-91               14,347                 14,403                   12,266
May-91               14,478                 14,483                   12,303
Jun-91               14,549                 14,495                   12,339
Jul-91               14,767                 14,651                   12,357
Aug-91               14,943                 14,930                   12,393
Sep-91               15,164                 15,184                   12,448
Oct-91               15,365                 15,357                   12,466
Nov-91               15,453                 15,536                   12,503
Dec-91               15,738                 15,914                   12,511
Jan-92               15,631                 15,761                   12,530
Feb-92               15,743                 15,810                   12,575
Mar-92               15,701                 15,747                   12,639
Apr-92               15,815                 15,888                   12,657
May-92               16,055                 16,125                   12,675
Jun-92               16,252                 16,357                   12,720
Jul-92               16,404                 16,671                   12,747
Aug-92               16,626                 16,841                   12,783
Sep-92               16,757                 17,074                   12,819
Oct-92               16,634                 16,869                   12,864
Nov-92               16,697                 16,800                   12,882
Dec-92               16,902                 17,017                   12,873
Jan-93               17,131                 17,333                   12,936
Feb-93               17,314                 17,588                   12,981
Mar-93               17,403                 17,653                   13,026
Apr-93               17,492                 17,791                   13,063
May-93               17,582                 17,743                   13,081
Jun-93               17,770                 18,000                   13,099
Jul-93               17,861                 18,036                   13,099
Aug-93               17,953                 18,305                   13,136
Sep-93               17,963                 18,380                   13,164
Oct-93               17,998                 18,424                   13,218
Nov-93               17,933                 18,333                   13,227
Dec-93               18,070                 18,409                   13,227
Jan-94               18,234                 18,591                   13,263
Feb-94               18,064                 18,336                   13,308
Mar-94               17,557                 18,068                   13,353
Apr-94               17,439                 17,951                   13,372
May-94               17,450                 17,964                   13,381
Jun-94               17,370                 17,967                   13,426
Jul-94               17,689                 18,203                   13,463
Aug-94               17,742                 18,255                   13,517
Sep-94               17,500                 18,104                   13,553
Oct-94               17,446                 18,107                   13,563
Nov-94               17,420                 18,028                   13,580
Dec-94               17,583                 18,087                   13,580
Jan-95               17,942                 18,382                   13,634
Feb-95               18,385                 18,737                   13,689
Mar-95               18,469                 18,840                   13,734
Apr-95               18,721                 19,058                   13,780
May-95               19,345                 19,596                   13,807
Jun-95               19,461                 19,721                   13,835
Jul-95               19,492                 19,731                   13,835
Aug-95               19,697                 19,893                   13,871
Sep-95               19,873                 20,026                   13,898
Oct-95               20,079                 20,247                   13,944
Nov-95               20,287                 20,494                   13,935
Dec-95               20,525                 20,696                   13,925
Jan-96               20,647                 20,870                   14,007
Feb-96               20,471                 20,649                   14,052
Mar-96               20,383                 20,554                   14,125
Apr-96               20,295                 20,495                   14,180
May-96               20,238                 20,484                   14,207
Jun-96               20,485                 20,693                   14,215
Jul-96               20,549                 20,757                   14,242
Aug-96               20,552                 20,780                   14,269
Sep-96               20,897                 21,048                   14,315

TOTAL RETURN         108.97%                110.48%                  43.15%

GRAPHIC MATERIAL (16)

The following line graph hypothetically compares the performance of the fund's Class II Shares with the Lehman Brothers Intermediate U.S. Government Bond Index and the Consumer Price Index, based on a $10,000 investment from 5/1/95 to 9/30/96.


Period Ending        Fund                   Index                    Index

5/1/95               9896                   10000                    10,000
5/31/95              10,257                 10,282                   10,020
6/30/95              10,313                 10,348                   10,040
7/31/95              10,323                 10,353                   10,040
8/31/95              10,426                 10,438                   10,066
9/30/95              10,519                 10,508                   10,086
10/31/95             10,623                 10,623                   10,120
11/30/95             10,726                 10,753                   10,112
12/31/95             10,847                 10,859                   10,105
1/31/96              10,920                 10,951                   10,165
2/29/96              10,821                 10,835                   10,198
3/31/96              10,753                 10,785                   10,251
4/30/96              10,718                 10,753                   10,291
5/31/96              10,682                 10,748                   10,310
6/30/96              10,791                 10,858                   10,316
7/31/96              10,820                 10,891                   10,336
8/31/96              10,832                 10,903                   10,356
9/30/96              10,898                 11,044                   10,389

TOTAL RETURN         8.98%                  10.44%                   3.89%

REPORT OF INDEPENDENT AUDITORS
Franklin Custodian Funds, Inc.

To the Shareholders and Board of Directors

of Franklin Custodian Funds:

We have audited the accompanying statements of assets and liabilities of each of the Funds comprising the Franklin Custodian Funds, Inc., including each Fund's statement of investments in securities and net assets, as of September 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Franklin Custodian Funds as of September 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

San Francisco, California

November 4, 1996